UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Owens Corning

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting

of Stockholders

and Proxy Statement

DATE & TIME:

Thursday, December 6, 2007

10:00 a.m., Eastern Standard Time

PLACE:

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

HOW TO VOTE

Most stockholders have a choice of voting on the Internet, by telephone, or by mail using a traditional proxy card. Please refer to the proxy card or other voting instructions included with these proxy materials for information on the voting methods available to you. If you vote by telephone or on the Internet, you do not need to return your proxy card.

ANNUAL MEETING ADMISSION

Only stockholders who are eligible to vote at the Annual Meeting will be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other proof of ownership with you to the Annual Meeting. Stockholders must present a form of personal photo identification in order to be admitted to the Annual Meeting.

REDUCE PRINTING AND MAILING COSTS

If you share the same last name with other stockholders living in your household, you may receive only one copy of our Proxy Statement and Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2006. Please see the response to the question “What is “householding” and how does it affect me?” for more information on this stockholder program.

OWENS CORNING

Owens Corning World Headquarters

One Owens Corning Parkway

Toledo, Ohio 43659

Notice of Annual Meeting of Stockholders

TIME AND DATE:	10:00 a.m., Eastern Standard Time on Thursday, December 6, 2007

PLACE:	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019

PURPOSE:

1.      To elect five directors to serve until the 2010 Annual Meeting of Stockholders and until their successors are elected and qualified: Ralph F. Hake, F. Philip Handy, Marc Sole, Michael H. Thaman and Daniel K. K. Tseung.

2. To approve the Amended and Restated Owens Corning 2006 Stock Plan.

3. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2008 fiscal year.

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

RECORD DATE:	You can vote if you are a stockholder of record on October 9, 2007.

ANNUAL REPORT:	Our annual report to stockholders consisting of our Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2006 (“2006 10-K”) and the Peer Group Performance Graph is enclosed with these materials as a separate booklet. Additional financial information is available on our website at http://www.owenscorning.com/investors. These documents and information are not a part of the proxy solicitation materials.

PROXY VOTING:	It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and returning your proxy card or by voting on the Internet or by telephone. See details under the heading “How do I vote?”

By order of the Board of Directors,

Stephen K. Krull

Secretary

Toledo, Ohio

October 26, 2007

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PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Owens Corning (“Owens Corning,” the “Company,” “we,” “us” or “our”), a Delaware corporation, of proxies to be voted at our 2007 Annual Meeting of Stockholders and at any adjournment or postponement.

You are invited to attend our Annual Meeting of Stockholders on December 6, 2007, beginning at 10:00 a.m., Eastern Standard Time. The Annual Meeting will be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019. Seating will be limited.

This Notice of Annual Meeting and Proxy Statement, form of proxy and voting instructions are being mailed starting October 26, 2007.

How can I attend the Annual Meeting?

Admission to the Annual Meeting is limited to stockholders who are eligible to vote at the Annual Meeting or their authorized representatives.

If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of Owens Corning stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting.

Stockholders must present a form of personal photo identification in order to be admitted to the Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of Owens Corning common stock at the close of business on October 9, 2007 are entitled to receive this Notice and to vote their shares at the Annual Meeting. As of that date, there were 130,913,061 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with Owens Corning’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” The Notice of Annual Meeting and Proxy Statement, 2006 10-K, proxy card and accompanying documents have been sent directly to you by Owens Corning.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice of Annual Meeting and Proxy Statement, 2006 10-K, voting instruction card and accompanying documents have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet. It is important that you provide such direction on how to vote since, without such direction, your broker, bank or other holder of record may not be able to vote your shares.

How do I vote?

You may vote using any of the following methods:

•	By Mail

Be sure to complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board of Directors.

•	By telephone or on the Internet

The telephone and Internet voting procedures established by Owens Corning for stockholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded.

You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card in hand when you call. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

The website for Internet voting is www.voteproxy.com. Please have your proxy card handy when you go online. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, and will close at 11:59 p.m., Eastern Standard Time on December 5, 2007.

The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive.

If you vote by telephone or on the Internet, you do not have to return your proxy card or voting instruction card.

•	In person at the Annual Meeting

All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.

Your vote is important. You can save us the expense of an additional solicitation by voting promptly.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•	written notice to the Secretary of the Company;

•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or

•	voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice of Annual Meeting and Proxy Statement and accompanying documents, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies.

Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Annual Meeting and Proxy Statement and accompanying documents, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, American Stock Transfer & Trust Company (in writing: American Stock Transfer & Trust Company, 6201 15th Ave, Brooklyn, N.Y. 11219; by telephone: in the U.S., Puerto Rico and Canada, 1-800-937-5449; outside the U.S., Puerto Rico and Canada, 718-921-8200).

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and the accompanying documents, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact American Stock Transfer & Trust Company as indicated above.

Beneficial owners can request information about householding from their banks, brokers or other holders of record.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 8:45 a.m. and 4:30 p.m., at our principal executive offices at One Owens Corning Parkway, Toledo, Ohio, by contacting the Secretary of the Company.

What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

The presence of the holders of a majority of the shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

If you are a beneficial owner, your bank, broker or other holder of record is permitted to vote your shares on the election of directors and the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, even if the record holder does not receive voting instructions from you. The record holder may not vote on the proposal relating to approval of the Amended and Restated Owens Corning 2006 Stock Plan absent instructions from you. Without your voting instructions, a broker non-vote will occur.

•	Election of Directors

A plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected for that slot. You may vote “for” or “withheld” with respect to the election of directors. Only votes “for” are counted in determining whether a plurality has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors.

•	Approval of Amended and Restated Owens Corning 2006 Stock Plan

Under the Company’s bylaws, the affirmative vote of a majority of the votes which could be cast by the holders of all stock entitled to vote which are present in person or by proxy at the Annual Meeting is required to approve the Amended and Restated Owens Corning 2006 Stock Plan. In addition, the New York Stock Exchange rules require that at least a majority of the outstanding shares vote with respect to this proposal. Consequently, broker non-votes will have the same effect as votes against this item, unless the total votes cast for or against this item represent a majority of the outstanding shares. In that case, broker non-votes will not have any effect on the results of the vote. Abstentions will count as present and entitled to vote for purposes of this proposal and will have the effect of a vote against the proposal.

• Ratification of the Selection of PricewaterhouseCoopers LLP

Although ratification is not required by our bylaws or otherwise, we are asking our stockholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. The affirmative vote of a majority of the votes which could be cast by the holders of all stock entitled to vote which are present in person or by proxy at the Annual Meeting is required to approve the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2008. Abstentions will count as present and entitled to vote for purposes of this item and will have the effect of a vote against the proposal.

Who will count the vote?

Representatives of our transfer agent, American Stock Transfer & Trust Company, will tabulate the votes and act as inspector of election.

Could other matters be decided at the Annual Meeting?

At the time this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. However, if other matters should be properly presented at the meeting, the proxy holders will have the discretion to vote your shares in accordance with their best judgment.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission or facsimile transmission. We have hired The Altman Group to distribute and solicit proxies. We will pay The Altman Group a fee of $10,000, plus reasonable expenses, for these services.

PROPOSAL 1. ELECTION OF DIRECTORS

On October 5, 2000, our predecessor company, Owens Corning Sales, LLC (formerly known as Owens Corning) (“OCD”) and certain of its subsidiaries, which we refer to collectively as the Debtors, filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (“USBC”) to resolve asbestos claims against OCD and certain of its subsidiaries and protect the long-term value of OCD’s business. OCD satisfied the conditions of its plan of reorganization and emerged from bankruptcy on October 31, 2006 (the “Effective Date”), with all asbestos-related liabilities resolved through such plan of reorganization. At such time, the Company became the holding company for the Owens Corning companies.

Information Concerning Directors

Currently, our Board of Directors consists of 16 directors in three classes with five directors in Class I, five directors in Class II and six directors in Class III. Pursuant to our amended and restated bylaws and the plan of reorganization, these directors consist of:

•	Twelve directors initially selected by the board of directors of OCD serving immediately prior to emergence, who we refer to as the OCD Designated Directors;

•	Two directors initially designated by the committee representing holders of OCD’s pre-petition bonds, who we refer to as the Bondholder Designated Directors;

•	One director initially designated by the Asbestos Claimants’ Committee, who we refer to as the ACC Designated Director; and

•	One director initially designated by the Future Claimants’ Representative, who we refer to as the FCR Designated Director.

On our Board of Directors, Marc Sole and Daniel K. K. Tseung are the Bondholder Designated Directors, W. Howard Morris is the ACC Designated Director, and James J. McMonagle is the FCR Designated Director. The remaining directors are OCD Designated Directors.

As set forth in our amended and restated bylaws, the directors are divided into three classes, whereby:

•	the directors currently serving in Class I will hold office for a term expiring at the Annual Meeting, which is the first annual meeting of stockholders following the Effective Date;

•	the directors currently serving in Class II will hold office for a term expiring at the second annual meeting of stockholders following the Effective Date; and

•	the directors currently serving in Class III will hold office for a term expiring at the third annual meeting of stockholders following the Effective Date.

Our amended and restated bylaws provide certain rights with respect to nominations and vacancies on our Board of Directors:

•

the Board of Directors or a committee thereof shall nominate each Class I director serving at the first annual meeting following the Effective Date for reelection as a Class I director for a new three year term of office;

•

the OCD Designated Directors, prior to the second annual meeting of stockholders following the Effective Date, have the right to fill any vacancy in the Board of Directors arising from the resignation, retirement, death, removal or incapacity of any OCD Designated Director;

•

the Bondholder Designated Directors, prior to the second annual meeting of stockholders following the Effective Date, have the right to fill any vacancy in the Board of Directors arising from the resignation, retirement, death, removal or incapacity of any Bondholder Designated Director; and

•

until such time as the asbestos trust formed as part of the Debtors’ emergence from bankruptcy (the “524(g) Trust”) no longer holds shares representing at least 1% of our issued and outstanding common stock, (i) the 524(g) Trust has the right to nominate individuals for election as the ACC Designated Director (as designated by the Trustees’ Advisory Committee) or the FCR Designated Director (as designated by the Future Claimants’ Representative), and (ii) the Trustees’ Advisory Committee or the Future Claimants’ Representative has the right to fill any vacancy in the Board of Directors arising from the resignation, retirement, death, removal or incapacity of the ACC Designated Director or the FCR Designated Director, respectively.

The directors in Class I whose terms expire at the Annual Meeting are: David T. Brown, Ralph F. Hake, F. Philip Handy, Marc Sole and Daniel K. K. Tseung. The Board of Directors has nominated each of Messrs. Hake, Handy, Sole and Tseung for reelection at the Annual Meeting for a new three year term, upon the recommendation of the Board’s Governance and Nominating Committee, which consists solely of independent directors. Mr. Brown has announced that he will retire as a director effective as of the expiration of his term at the Annual Meeting and, accordingly, will not stand for reelection. In accordance with our amended and restated bylaws, and upon the recommendation of the Governance and Nominating Committee and the remaining OCD Designated Directors, the Board of Directors has nominated Michael H. Thaman, currently a director in Class III, for election at the Annual Meeting for a three year term to fill the vacancy in Class I created by the retirement of Mr. Brown. If Mr. Thaman is elected at the Annual Meeting, he will cease to serve in Class III. The Board has determined that, contingent upon the election of Mr. Thaman as a director at the Annual Meeting, the size of the Board will be reduced to 15 directors by the elimination of the resulting vacancy in Class III. If Mr. Thaman is not elected to a new three year term at the Annual Meeting, he will continue to serve as a director in Class III, and the size of the Board will not be reduced.

Your proxy will vote for each of the nominees unless you specifically withhold authority to vote for any or all of the nominees. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board of Directors. We do not know of any nominee of the Board of Directors who would be unable to serve as a director if elected.

Directors will be elected by a plurality of the votes cast at the Annual Meeting. Each person elected at the Annual Meeting will serve until the Annual Meeting of Stockholders in 2010 and until his successor is duly elected and qualified.

The Board of Directors recommends that you vote FOR Proposal 1 relating to the election of directors.

Nominees for Election as Directors in Class I—For a Term Expiring at the Annual Meeting of Stockholders in 2010

Ralph F. Hake, 58, formerly Chairman and Chief Executive Officer for the Maytag Corporation. Director since 2006. Prior to joining Maytag, Mr. Hake was Executive Vice President and CFO for Fluor Corporation, a $10 billion California-based engineering and construction company. Mr. Hake also served for 12 years, from 1987 to 1999, in executive positions at Whirlpool Corporation. The positions held by Mr. Hake included: Senior Executive Vice President of global operations; Chief Financial Officer; President of the Whirlpool Bauknecht Appliance Group; and leader of the North American region operations for five years. Prior to joining Whirlpool, Mr. Hake served in various corporate strategic and financial positions at the Mead Corporation of Dayton Ohio. Mr. Hake also served on the Board of Directors for the National Association of Manufacturers and was chairman of the group’s taxation and economic policy group. He currently serves on the Board of Directors of ITT Corporation. He received an MBA from the University of Chicago, and an undergraduate degree from the University of Cincinnati.

F. Philip Handy, 63, CEO of Strategic Industries, a worldwide diversified service and manufacturing company owned principally by Citigroup Ventures. Director since 2006. From 1968 to 1970, Mr. Handy worked at Fidelity Management and Research. He then joined Donaldson, Lufkin and Jenrette where he served as Vice President from 1970 to 1976. In 1976, he became the CEO of Combanks, a multiple bank holding company based in Orlando, Florida. In 1980, he commenced his career in the private equity business. From 1996 through 1999, Mr. Handy was managing director of Equity Group Corporate Investments, a private investment firm controlled by Sam Zell. Mr. Handy currently serves on the public Board of Directors of Anixter International, Inc. and Rewards Network, Inc. He was recently re-appointed by President George W. Bush to serve a second term on the National Board of Education Sciences for a three year term; he serves as the vice-chairman of the Committee. He earned a Bachelor of Arts in Economics, and graduated Cum Laude from Princeton University and later earned an MBA from Harvard Business School. He completed the sixth forum at The Rugby School and graduated from Northfield Mount Hermon School. He also served six years in the U.S. Army Reserve and was honorably discharged in 1973.

Marc Sole, 36, senior vice president of D. E. Shaw & Co., L.P., where he is a co-portfolio manager for the firm’s U.S. credit-related opportunities portfolio. Director since 2006. Prior to joining the D. E. Shaw group in 2001, Mr. Sole was an associate at Cravath, Swaine & Moore LLP in New York, where he practiced corporate law with a focus on mergers & acquisitions and securities law. He graduated with honors from Princeton University in 1993 with an A.B. from the Woodrow Wilson School of Public and International Affairs, and he received a J.D. in 1996 from the Columbia University School of Law, where he was a Harlan Fiske Stone Scholar. Mr. Sole serves as a director of Schuff International and various private companies.

Michael H. Thaman, 43, Chairman of the Board of Owens Corning. Director since 2006; formerly a Director of OCD since January 2002. In addition to his current position, Owens Corning’s Board of Directors has elected Mr. Thaman as President and Chief Executive Officer, effective upon the planned retirement of David T. Brown by the end of 2007. A graduate of Princeton University, Mr. Thaman joined Owens Corning in 1992. He was elected Chairman of the Board in April 2002 and also served as Chief Financial Officer from April 2000 until September 2007. Before assuming those positions, Mr. Thaman held a variety of leadership positions at Owens Corning, including serving as President of the Exterior Systems Business beginning in 1999 and President of the Engineered Pipe Systems Business beginning in 1997. Prior to joining Owens Corning, Mr. Thaman was Vice President in the New York office of Mercer Management Consulting, a strategy consulting firm. Mr. Thaman is a director of Florida Power & Light Group, Inc.

Daniel K. K. Tseung, 36, Managing Director at Sun Hung Kai Properties Direct Investments Ltd., the private equity division of one of Asia’s largest conglomerates. Director since 2006. Mr. Tseung previously worked at GE Equity, the private equity arm of GE Capital. He currently serves as a director of RCN Corporation and Chinacast Education Corporation. Mr. Tseung holds a Bachelor’s degree from Princeton University and a Master’s Degree from Harvard University.

Class II—Class Expiring at Second Annual Meeting of Stockholders following the Effective Date

Gaston Caperton, 67, President and Chief Executive Officer of The College Board, a not-for-profit educational association located in New York, New York, and former Governor of the State of West Virginia. Director since 2006; formerly a Director of OCD since 1997. A graduate of the University of North Carolina, Mr. Caperton began his career in a small insurance agency, became its principal owner and Chief Operating Officer, and led the firm to become the tenth largest privately-owned insurance brokerage firm in the U.S. He also has owned a bank and mortgage banking company. Mr. Caperton was elected Governor of West Virginia in 1988 and 1992. In 1997, Mr. Caperton taught at Harvard University as a fellow at the John F. Kennedy Institute of Politics. Prior to beginning his current position in mid-1999, Mr. Caperton also taught at Columbia University, where he served as Director of the Institute on Education and Government at Teachers College. Mr. Caperton is a director of United Bankshares, Inc., Energy Corporation of America, and Prudential Financial. He was the 1996 Chair of the Democratic Governors’ Association, and served on the National Governors’ Association executive committee and as a member of the Intergovernmental Policy Advisory Committee on U.S. Trade. He also was Chairman of the Appalachian Regional Commission, Southern Regional Education Board, and the Southern Growth Policy Board.

Ann Iverson, 63, President and Chief Executive Officer of International Link, an international consulting firm in Carefree, Arizona. Director since 2006; formerly a Director of OCD since 1996. Ms. Iverson began her career in retailing and held various buying and executive positions at retail stores in the U.S. through 1989, including Bloomingdales, Dayton Hudson, and U.S. Shoe. She then joined British Home Stores as Director of Merchandising and Operations in 1990; Mothercare plc as Chief Executive Officer in 1992; Kay-Bee Toy Stores as President and Chief Executive Officer in 1994; and Laura Ashley Holdings plc as Group Chief Executive in 1995. She also served as Chairman of the Board of Brook Sports, Inc. from 2001 through 2004. In 1998, she founded and became President and Chief Executive Officer of International Link. Ms. Iverson is a Director of Shoe Pavillion, a member of the Board of Trustees of Thunderbird—The School of Global Management, and a member of Financo Global Consulting.

Joseph F. Neely, 67, Non-Executive Chairman of GoldToe Moretz, Inc., a leading manufacturer of hosiery sold under the Gold Toe brand names, in Newton, NC. Director since 2006. Mr. Neely previously served as Senior Vice President of Sara Lee Corporation responsible for their knit products, hosiery, and intimate apparel groups. He also founded Raylen Vineyards and Winery, and serves on the North Carolina Grape Council. Mr. Neely received a Masters of Business Administration degree from The Wharton School of the University of Pennsylvania and a Bachelor of Science degree from the University of South Carolina.

W. Ann Reynolds, 69, former President and Professor of Biology at The University of Alabama at Birmingham, located in Birmingham, Alabama. Director since 2006; formerly a Director of OCD since 1993. A graduate of Kansas State Teachers College and the University of Iowa, where she earned a Ph.D. degree, Dr. Reynolds previously served as Chancellor of the City University of New York System for seven years and for eight years as Chancellor of the California State University System. Dr. Reynolds is a director of Humana, Inc., Abbott Laboratories, Invitrogen Corporation, and the News-Gazette, Champaign, Illinois. She is also a member of the Society for Gynecological Investigation and the Perinatal Research Society.

Robert B. Smith, Jr., 70, Director of the Virginia Environmental Endowment, a nonprofit, funded, grant making corporation dedicated to improving the environment. Mr. Smith is also a Member of the Board of Managers of Kentucky River Properties LLC, a land holding company whose primary business is leasing coal properties. Director since 2006; formerly a Director of OCD since 2004. A graduate of the University of North Carolina and the University of North Carolina Law School, Mr. Smith’s previous experience included serving as Trustee of the Dalkon Shield Claimants Trust, a public interest trust of $3 billion created by the Federal Bankruptcy Court to compensate those damaged by the Dalkon Shield, and as Vice President for Government Relations of the Pharmaceutical Manufacturers Association. His prior experience also included various positions related to the U.S. Senate, including: Chief Counsel and Staff Director, U.S. Senate Government Operations Committee; Chief Counsel, U.S. Senate Subcommittee on Revision and Codification of the Laws; Chief Legislative Assistant, Senator Sam J. Ervin, Jr.; Special Counsel, U.S. Senate Antitrust and Monopoly Subcommittee; and Counsel, U.S. Senate Subcommittee on Constitutional Rights.

Class III—Class Expiring at Third Annual Meeting of Stockholders following the Effective Date*

Norman P. Blake, Jr., 65, former Chairman, President and Chief Executive Officer of Comdisco, Inc., global technology services, Rosemont, Illinois. Director since 2006; formerly a Director of OCD since 1992. A graduate of Purdue University, Mr. Blake also previously has served as Chief Executive Officer of the United States Olympic Committee; Chairman, President and Chief Executive Officer of Promus Hotel Corporation; Chairman, President and Chief Executive Officer of USF&G Corporation; Chairman, President and Chief Executive Officer of Heller International Corporation of Chicago; Executive Vice President—Financing Operations, General Electric Credit Corporation, General Electric Company. Mr. Blake is a member of the Purdue Research Foundation, Purdue University’s President’s Council and Dean’s Advisory Council, Krannert School of Management. He received his bachelor’s and master’s degrees from Purdue University and is the recipient of the degree of Doctor of Economics honoris causa from Purdue University, granted jointly by the Krannert School of Management and School of Liberal Arts. He has also been awarded The Ellis Island Medal of Honor.

*	Mr. Thaman, a nominee for election at the Annual Meeting, is currently a director in Class III. If he is not elected at the Annual Meeting, he will continue as a director in Class III.

William W. Colville, 72, Retired, former Senior Vice President, General Counsel and Secretary of OCD. Director since 2006; formerly a Director of OCD since 1995. A graduate of Yale University and the Columbia University Law School, Mr. Colville began his career at Owens Corning in 1984 as Senior Vice President and General Counsel. Prior to joining Owens Corning, he was President of the Sohio Processed Minerals Group from 1982 to 1984, and General Counsel of Kennecott Corporation from 1980 to 1982. Mr. Colville is also a director of Nordson Corporation.

Landon Hilliard, 68, Partner with Brown Brothers Harriman & Co., private bankers in New York, NY. Director since 2006; formerly a Director of OCD since 1989. A graduate of the University of Virginia, Mr. Hilliard began his career at Morgan Guaranty Trust Company of New York. He joined Brown Brothers Harriman in 1974 and became a partner in 1979. Mr. Hilliard is a Director of Norfolk Southern Corporation, Western World Insurance Company and Russell Reynolds Associates, Inc. He is also a Trustee of the Provident Loan Society of New York, a Trustee of the Jefferson Scholars Foundation at the University of Virginia, Chairman of the National Foundation for the Teaching of Entrepreneurship, and Secretary of The Economic Club of New York.

James J. McMonagle, 63, Of Counsel at Vorys, Sater, Seymour & Pease LLP, a law firm, Cleveland, OH. Director since 2007. Mr. McMonagle is Director and Chairman of the Board of Selected Family of Funds and formerly served as the Future Claimants’ Representative in OCD’s bankruptcy case and as Senior Vice President, General Counsel and Secretary of University Hospital Health System, Inc. and University Hospitals of Cleveland. He also was a Common Pleas Court Judge of Cuyahoga County, OH, and an attorney in private practice. Mr. McMonagle received his J.D. from Cleveland Marshall School of Law, and B.S. and B.A. degrees from Georgetown University.

W. Howard Morris, 47, Chief Investment Officer of Prairie & Tireman Investments and a Lecturer at The University of Michigan-Dearborn and Flint campuses. Director since 2007. Mr. Morris was formerly Vice President and Senior Portfolio Manager, Comerica Asset Management, a division of Comerica Bank, Chief Executive Officer and Emergency Financial Manager, Inkster, Michigan Public Schools, and Chief Financial Officer, Detroit, Michigan Public School District. He is a Certified Public Accountant, Chartered Financial Analyst and Personal Financial Specialist. He received an MBA from The Wharton School, University of Pennsylvania, and a BBA from Northwood University.

Governance Information

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines which, in conjunction with our certificate of incorporation, bylaws and Board committee charters, form the framework for our corporate governance. The Corporate Governance Guidelines are published on our website at http://www.owenscorning.com and will be made available in print upon request by any stockholder to our Secretary.

Executive Sessions of Directors

According to our Corporate Governance Guidelines, executive sessions or meetings of non-management directors without management present must be held regularly (at least three times a year) and at least one meeting must include only independent directors. Currently, all of our non-management directors are independent. In 2006, the non-management directors met in executive session five times.

Lead Independent Director

The independent directors on our Board of Directors have elected a non-management director (“Lead Independent Director”) to serve in a lead capacity to coordinate the activities of the other non-management directors and to perform such other duties and responsibilities as the Board of Directors may determine. Landon Hilliard was elected to serve as Lead Independent Director effective June 21, 2007.

The responsibilities of the Lead Independent Director, as provided in the Charter of Lead Independent Director for Owens Corning, include:

•	presiding at meetings of the Board in the absence of, or upon the request of, the Chairman;

•	serving as a designated member of the Executive Committee;

•	presiding over all executive meetings of non-management directors and independent directors and reporting to the Board, as appropriate, concerning such meetings;

•	reviewing Board meeting agendas in collaboration with the Chairman and recommending matters for the Board to consider and information to be provided to the Board;

•

serving as a liaison and supplemental channel of communication between the non-management/independent directors and the Chairman without inhibiting direct communication between the Chairman and other directors;

•	serving as the principal liaison for consultation and communication between the non-management/independent directors and stockholders;

•	advising the Chairman concerning the retention of advisors and consultants who report directly to the Board.

The Charter of Lead Independent Director for Owens Corning is available on our website at http://www.owenscorning.com.

Communications with Directors

Stockholders and other interested parties may communicate with the Lead Independent Director or any other non-management directors regarding the Company by sending an email to non-managementdirectors@owenscorning.com. All such communications are promptly reviewed by the Vice President, Audit and the Director, Corporate Law for evaluation and appropriate follow-up/resolution. The Board of Directors has determined that communications determined to be advertisements, or other types of “Spam” or “Junk” messages, unrelated to the duties or responsibilities of the Board, should be discarded without further action. A summary of all other communications is reported semi-annually to the non-management directors. Communications involving fraud or serious misconduct by directors or executive officers are immediately reported to the Lead Independent Director. Complaints regarding business conduct policies, corporate governance matters, accounting controls or auditing are managed and reported in accordance with Owens Corning’s existing audit committee complaint policy or business conduct complaint procedure, as appropriate.

Director Qualification Standards

Pursuant to New York Stock Exchange listing standards, our Board of Directors has adopted a formal set of categorical Director Qualification Standards with respect to the determination of director independence, which either meet or exceed the independence requirements of the New York Stock Exchange corporate governance listing standards. In accordance with our Standards, a director must be determined to have no material relationship with the Company other than as a director. The Standards specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate families with respect to past employment or affiliation with the Company or its independent registered public accounting firm. The full text of our Director Qualification Standards is included as Annex B to this Notice of Annual Meeting and Proxy Statement.

Director Independence

With the assistance of legal counsel to the Company, the Governance and Nominating Committee reviewed the applicable legal standards for director and Board Committee independence, our Director Qualification Standards, and the criteria applied to determine “audit committee financial expert” status. The Committee also reviewed reports of the answers to annual questionnaires completed by each of the independent directors and of transactions with director affiliated entities. On the basis of this review, the Governance and Nominating Committee delivered reports and recommendations to the Board of Directors and the Board made its independence and “audit committee financial expert” determinations based upon the Committee’s reports and recommendations.

The Board of Directors has determined that directors Norman P. Blake, Jr., Gaston Caperton, William W. Colville, Ralph F. Hake, F. Philip Handy, Landon Hilliard, Ann Iverson, James J. McMonagle, W. Howard Morris, Joseph F. Neely, W. Ann Reynolds, Robert B. Smith, Jr., Marc Sole and Daniel K. K. Tseung are independent under the standards set forth in our Director Qualification Standards. The Board of Directors has also determined that all of the directors serving on the Audit, Compensation, and Governance and Nominating Committees are independent and satisfy the relevant SEC, New York Stock Exchange, Owens Corning or additional independence requirements set forth in the respective charters for the members of such committees.

In reaching the above determinations of independence, the Board of Directors considered the following:

•	The information disclosed below under the heading, “Compensation Committee Interlocks and Insider Participation” with respect to Mr. Hilliard;

•	The information disclosed below under the heading, “Compensation Committee Interlocks and Insider Participation” with respect to Mr. McMonagle;

•	Mr. Morris is the ACC Designated Director;

•

Mr. Sole is a Bondholder Designated Director and is a senior vice president at D. E. Shaw & Co. L.P., affiliates of which, at the time of the determination, beneficially owned 26,811,812 shares of Owens Corning’s common stock; and

•	Mr. Tseung is a Bondholder Designated Director.

Owens Corning Policies on Business Ethics and Conduct

All of our employees, including our Chief Executive Officer, Chief Financial Officer and Corporate Controller, are required to abide by Owens Corning’s Code of Business Conduct Policy to ensure that our business is conducted in a consistently legal and ethical manner. This policy forms the foundation of a comprehensive process that includes compliance with all corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and the high integrity level of our employees. Our policies and procedures cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business.

The Company also has adopted an Ethics Policy for Chief Executive and Senior Financial Officers, applicable to our Chief Executive Officer, Chief Financial Officer, and Corporate Controller (“Senior Financial Officers”), that provides, among other things, that Senior Financial Officers must comply with all laws, rules and regulations that govern the conduct of the Company’s business and that no Senior Financial Officer may participate in a transaction or otherwise act in a manner that creates or appears to create a conflict of interest unless the facts and circumstances are disclosed to and approved by the Governance and Nominating Committee.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of Owens Corning’s Code of Business Conduct Policy. The Sarbanes-Oxley Act of 2002 requires audit committees to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. We have such procedures in place.

Directors’ Code of Conduct

The members of our Board of Directors are required to comply with a Directors’ Code of Conduct (the “Code”). The Code is intended to focus the Board and the individual directors on areas of ethical risk, help directors recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and foster a culture of honesty and accountability. The Code covers all areas of professional conduct relating to service on the Owens Corning Board, including conflicts of interest, unfair or unethical use of corporate opportunities, strict protection of confidential information, compliance with all applicable laws and regulations and oversight of ethics and compliance by employees of the Company.

The full texts of our Code of Business Conduct Policy, Ethics Policy for Chief Executive and Senior Financial Officers and Directors’ Code of Conduct are published on our website at http://www.owenscorning.com and will be made available in print upon request by any stockholder to our Secretary.

Board and Committee Membership

Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our Chief Executive Officer, Chairman, Chief Financial Officer and other officers, by reviewing materials provided to them, by visiting our offices and plants, and by participating in meetings of the Board and its Committees.

Board members are expected to attend our Annual Meetings of Stockholders, unless an emergency prevents them from doing so. The Company did not hold an Annual Meeting of Stockholders during 2006.

During 2006, the Board of Directors met eight times, of which two were meetings of the Company and six were meetings of OCD. Each of our directors attended at least 75 percent or more of the regularly scheduled and special meetings of the Board and Board Committees on which they served in 2006, except for Mr. Handy, who joined the Board in September 2006 and was unable to attend two of the limited number of meetings scheduled for the remainder of the year.

The table below provides current membership and 2006 meeting information for each of the Board Committees.

Name	Audit	Compensation	Governance and Nominating	Executive	Finance
Mr. Blake	C		X	X
Mr. Brown (1)				X
Mr. Caperton		X		X	C
Mr. Colville			X		X
Mr. Hake	X	C		X
Mr. Handy		X			X
Mr. Hilliard (2)				X
Ms. Iverson	X	X
Mr. McMonagle		X			X
Mr. Morris	X		X
Mr. Neely	X	X
Dr. Reynolds	X		C	X
Mr. Smith			X		X
Mr. Sole		X			X
Mr. Thaman				C
Mr. Tseung	X		X
2006 Meetings	10	6	3	1	6

C = Committee Chairman                     X = Committee Member

(1)	Mr. Brown will retire as a director as of the expiration of his term at the time of the Annual Meeting.
(2)	Mr. Hilliard is Lead Independent Director and may attend any Committee meeting.

Each of the standing Committees of our Board of Directors acts pursuant to a charter that has been approved by our Board. These charters are updated periodically and can be found on the Company’s website at http://www.owenscorning.com.

The Audit Committee

The Audit Committee is responsible for assisting the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company, including:

•	assisting the Board’s oversight of:

•	the integrity of the Company’s financial statements,

•	the Company’s compliance with legal and regulatory requirements,

•	the Company’s independent registered public accounting firm’s qualifications and independence, and

•	the performance of the independent registered public accounting firm and the Company’s internal audit function; and

•	preparing the audit committee report required by the rules of the SEC.

The Board of Directors has determined that Mr. Blake is an “audit committee financial expert” for purposes of the SEC’s rules.

The Audit Committee met ten times in 2006.

The Compensation Committee

Responsibilities. The Compensation Committee is responsible for oversight of the Company’s compensation of executives, including authority to determine the compensation of the Chief Executive Officer, and for producing an annual report on executive compensation in accordance with applicable rules and regulations. The Compensation Committee may delegate power and authority to subcommittees of the Compensation Committee as it deems appropriate. However, the Compensation Committee may not delegate to a subcommittee any power or authority required by any law, regulation or listing standard required to be exercised by the Compensation Committee as a whole. The Compensation Committee has the sole authority to retain or terminate a compensation consultant to assist the Compensation Committee in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other retention terms. The consultant’s fees will be paid by the Company.

In overseeing the Company’s policies concerning executive compensation for officers and directors, the Compensation Committee:

•	reviews at least annually the goals and objectives of the Company’s plans, and amends or recommends that the Board amend, these goal and objectives if the Compensation Committee deems it appropriate;

•

reviews at least annually the Company’s executive officer compensation plans in light of the Company’s goals and objectives with respect to the plans, and, if the Compensation Committee deems it appropriate, adopts or recommends to the Board the adoption of new, or the amendment of existing, executive compensation plans;

•

evaluates annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans and, either alone as a committee or together with the other independent directors, sets the Chief Executive Officer’s compensation level based on this evaluation;

•	approves the pay structure, salaries and incentive payments of all other executive officers of the Company with input from the Chief Executive Officer; and

•	reviews and approves any severance or termination arrangements to be made with any executive officer of the Company.

The Compensation Committee also reviews the Company’s executive compensation programs on a continuing basis to determine that they are properly integrated and that payments and benefits are reasonably related to executive and Company performance and operate in a manner consistent with that contemplated when the programs were established.

The Compensation Committee met six times in 2006.

Compensation Consultant. The Executive Compensation group in the Company’s Corporate Human Resources Department supports the Compensation Committee in its work. In addition, the Compensation Committee has authority to engage the services of outside advisors, experts and others to assist the Compensation Committee.

The Compensation Committee has engaged the services of Mercer Human Resources Consulting, as independent outside compensation consultant to advise the Compensation Committee on all matters related to Chief Executive Officer and other executive, as well as director, compensation. Specifically, Mercer Human Resources Consulting provides relevant market data, advice, alternatives and recommendations to the Compensation Committee.

Compensation Committee Interlocks and Insider Participation. The Compensation Committee presently consists of Ralph F. Hake (Chairman), Gaston Caperton, F. Philip Handy, Ann Iverson, James J. McMonagle, Joseph F. Neely, and Marc Sole. No other persons served on the Compensation Committee of the Company or OCD during 2006 other than W. Ann Reynolds, who served as a member from January 2006 to October 2006, and Landon Hilliard, who served as Chairman for the entire year.

Mr. Hilliard is a partner of Brown Brothers Harriman & Co. (“BBH”), a private banking firm. During 2006, BBH acted as one of the investment managers for the Fibreboard Settlement Trust, which held certain assets that were available to fund asbestos-related liabilities of Fibreboard Corporation (a former subsidiary of OCD) and was distributed pursuant to OCD’s plan of reorganization. During 2006, BBH was paid fees of approximately $843,000 from the Trust for these services. In addition, BBH served as the custodian and investment advisor of certain escrow accounts funded by OCD’s excess insurance carriers. During 2006, BBH earned fees of approximately $146,000 for these services.

Mr. McMonagle served as the Future Claimants’ Representative from the Effective Date until June 20, 2007. In addition, he served as the Legal Representative for the class of future asbestos claimants appointed by the USBC in OCD’s Chapter 11 bankruptcy proceedings. In that capacity, Mr. McMonagle, who joined our Board of Directors in January 2007, received fees during 2006 of approximately $490,000. The New York Stock Exchange has confirmed to us that receipt of such fees should not be considered in evaluating Mr. McMonagle’s independence as a director of the Company.

None of the members of the Compensation Committee during 2006 or as of the date of this Proxy Statement is or has been an officer or employee of the Company and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company’s Compensation Committee or Board of Directors.

The Governance and Nominating Committee

Responsibilities. The Governance and Nominating Committee is responsible for:

•	identifying and recommending to the Board individuals qualified to serve as directors and on committees of the Board;

•	advising the Board with respect to Board composition, procedures and committees;

•	advising the Board with respect to the corporate governance principles applicable to the Company; and

•	overseeing the evaluation of the Board and management.

Director Qualifications. Nominees for director are selected on the basis of, among other things, experience, knowledge, skills, expertise, mature judgment, acumen, character, integrity, diversity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time and efforts to Board responsibilities.

Consideration of Director Candidates Recommended by Stockholders. The Governance and Nominating Committee does not have a formal policy with respect to the consideration of director candidates recommended by stockholders. However, its practice is to consider those candidates on the same basis and in the same manner as it considers recommendations from other sources. Such recommendations should be submitted to the non-management directors and should include information about the background and qualifications of the candidate.

The Governance and Nominating Committee met three times in 2006.

The Executive Committee

The Executive Committee has the authority to act for the Board between meetings of the Board of Directors. The Executive Committee met once in 2006.

The Finance Committee

The Finance Committee is responsible for overseeing financial matters of importance to the Company. Topics considered by this Committee include the Company’s long-range and single-year operating plans,

oversight of investment activity related to funded retirement plans, oversight of capital structure and general financial policy/activity review including proposed acquisitions, divestitures and joint ventures, investor relations activities and tax policies or issues. The Finance Committee met six times in 2006.

Litigation

On September 1, 2006, various members of OCD’s Investment Review Committee were named as defendants in a lawsuit captioned Brown v. Owens Corning Investment Review Committee, et al., in the United States District Court for the Northern District of Ohio (Western Division). Neither the Company nor OCD is named in the lawsuit but such individuals would have a contingent indemnification claim against the Company. The suit, brought by former employees of OCD, was brought under ERISA alleging that the defendants breached their fiduciary duties to certain pension benefit plans and to class members in connection with investments in an OCD company common stock fund. A motion to dismiss was filed on behalf on the defendants on March 5, 2007.

Certain Transactions with Related Persons

In 2005, OCD entered into a three-year contract with Applied Predictive Technologies (“APT”) for use of APT market analysis tools during the contract period. The three-year contract provided for license and support fees of approximately $457,000 per year and reimbursement of certain expenses. APT was paid approximately $464,000 during 2006 under the contract. W. Walker Lewis, a director of OCD until September 2006, was Chairman of the Board of APT and owned approximately 11 percent of the equity of such company.

Information concerning certain relationships and transactions involving Landon Hilliard and James J. McMonagle, directors of the Company, is contained above, under the heading “Compensation Committee Interlocks and Insider Participation.”

Review of Transactions with Related Persons

The Company has various written policies in place governing actual or potential conflicts of interest by directors, officers, employees, and members of their immediate families.

The Company has a Directors’ Code of Conduct that provides, among other things, that a director who has an actual or potential conflict of interest:

•	must disclose the existence and nature of such actual or potential conflict to the Chairman of the Board and the Chairman of the Governance and Nominating Committee; and

•	may proceed with the transaction only after receiving approval from the Governance and Nominating Committee.

The transaction described above involving Mr. Lewis was reviewed and approved by the Board of Directors of OCD. The transaction involving Mr. Hilliard was not subject to review and approval under the Directors’ Code of Conduct because it came into existence prior to the adoption of such code. The transaction involving Mr. McMonagle was not subject to review and approval under the Directors’ Code of Conduct because it pre-dated Mr. McMonagle’s service as a director and was approved by the USBC.

Executive Officers of Owens Corning (as of October 26, 2007)

The name, age and business experience during the past five years of Owens Corning’s executive officers as of October 26, 2007 are set forth below. Each executive officer holds office until his or her successor is elected and qualified or until his or her earlier resignation, retirement or removal. All those listed have been employees of Owens Corning or OCD during the past five years except as indicated. Unless otherwise noted, all positions provided below refer to positions held with OCD for periods through October 31, 2006, and with Owens Corning for periods thereafter.

Name and Age	Position*
Sheree L. Bargabos (52)	Vice President and President, Roofing and Asphalt Business since October 2005; formerly Vice President and President, Exterior Systems Business.

David T. Brown (59)	President and Chief Executive Officer since April 2002. Director since 2006; formerly Director of OCD since January 2002.

Charles E. Dana (52)	Vice President and President, Composite Solutions Business since February 2004; formerly Vice President—Corporate Controller and Global Sourcing.

Roy D. Dean (48)	Vice President and President, Insulating Systems Business since March 2006; formerly Vice President and Corporate Controller (2004), and Vice President and Controller, Insulating Systems Business.

Scott Deitz (51)	Vice President, Investor Relations and Corporate Communications since June 2006; formerly Director, Public Relations and Business Communications (2005), and Vice President, Investor Relations for Stora Enso Oyj.

Joseph C. High (53)	Senior Vice President, Human Resources since January 2004; formerly Vice President, Human Resources for ConocoPhillips.

David L. Johns (48)	Senior Vice President and Chief Supply Chain and Information Technology Officer since April 2001.

Stephen K. Krull (42)	Senior Vice President, General Counsel and Secretary since February 2003; formerly Vice President, Corporate Communications.

William E. LeBaron (51)	Vice President and President, Owens Corning Construction Services since September 2006; formerly President and Managing Director of Landscape and Theme Park Services at OneSource (2005), President of All American Property Service (2002), and President and Chief Operating Officer of American Residential Service.

Frank C. O’Brien-Bernini (51)	Vice President, Chief Research & Development and Sustainability Officer since 2001.

Duncan Palmer (42)	Senior Vice President and Chief Financial Officer since September 2007; formerly Vice-President, Upstream Commercial Finance for Shell International Exploration and Production BV (2007), Vice-President Finance Global Lubricants for Shell Oil Company (2004), and Vice President Finance US Lubricants for Shell Oil Company.

Ronald Ranallo (48)	Vice President and Corporate Controller since March 2006; formerly Vice President and Acting General Manager of OC Construction Services (OCCS) (2005), Vice President and Controller of OCCS (2004), and Vice President and Controller of Siding Solutions Business.

Charles W. Stein, Jr. (43)	Vice President and President, Cultured Stone Business since October 2005; formerly Vice President and General Manager, OC Construction Services (2005), Vice President and General Manager, HOMExperts (2003), and Vice President, Residential Services and Solutions.

Name and Age	Position*
Michael H. Thaman (43)	Chairman of the Board since April 2002; formerly also Chief Financial Officer. Director since 2006; formerly Director of OCD since January 2002. (1)

*	Information in parentheses indicates year during the past five years in which service in position began.
(1)	Upon Mr. Brown’s planned retirement as President and Chief Executive Officer by the end of 2007, Mr. Thaman will assume the additional positions of President and Chief Executive Officer.

Security Ownership of Certain Beneficial Owners and Management

The following table contains information, as of October 9, 2007, about the beneficial ownership of Owens Corning’s common stock for:

•	each stockholder known by us to own beneficially 5% or more of our common stock as of the dates set forth below;

•	each of our directors;

•	each of the executive officers included in our Summary Compensation Table, and

•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and, except as otherwise indicated by footnote, the number of shares and percentage of ownership indicated in the following table is based on 130,913,061 outstanding shares of Owens Corning common stock. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below will have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. This information updates and supersedes the information included in Part III, Item 12 of the 2006 10-K that accompanies this Notice and Proxy Statement.

	Beneficial Ownership
5% Stockholders, Officers and Directors	Number of Shares		Percent of Total
Beneficial Owners of 5% or More of Our Common Stock
Owens Corning/Fibreboard Asbestos Personal Injury Trust	28,200,000	(1)(2)(3)	21.5%
Entities affiliated with D. E. Shaw Laminar Portfolios L.L.C	26,811,812	(4)(5)(6)(7)	20.3%
Entities affiliated with Harbinger Capital Partners Master Fund I, Ltd	23,885,727	(8)(9)	17.0%
Entities affiliated with Highland Capital Management, L.P.	7,684,420	(10)	5.9%

Directors and Executive Officers
Norman P. Blake, Jr.	8,149	(11)	*
David T. Brown	139,521	(11)	*
Gaston Caperton	8,220	(11)(12)	*
William W. Colville	8,149	(11)	*
Ralph F. Hake	11,149	(11)	*
F. Philip Handy	8,149	(11)	*
Landon Hilliard	8,788	(11)(12)	*
Ann Iverson	8,291	(11)(12)	*
James J. McMonagle	15,249	(11)	*
W. Howard Morris	8,149	(11)	*
Joseph F. Neely	8,149	(11)	*
W. Ann Reynolds	8,706	(11)(13)	*
Robert B. Smith, Jr.	8,149	(11)	*
Marc Sole	0	(14)	*
Michael H. Thaman	136,589	(11)(12)	*
Daniel K. K. Tseung	8,149	(15)	*
Joseph C. High	44,574	(11)	*
David L. Johns	46,336	(11)(12)	*
Charles E. Dana	47,555	(11)	*
Executive officers and directors as a group (28 persons)	829,462	(11)(12)	*

*	Represents less than 1%

(1)	According to a Schedule 13D dated July 2, 2007, the 524(g) Trust, the PI Trust Advisory Committee and the Future Claimants’ Representative may be deemed to be a part of a group of persons (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) and, therefore, the PI Trust Advisory Committee and the Future Claimants’ Representative may also be deemed to be the beneficial owners of the 28,200,000 shares of common stock reported herein as beneficially owned by the 524(g) Trust, individually and as a group. Notwithstanding the foregoing, the PI Trust Advisory Committee and the Future Claimants’ Representative expressly disclaim beneficial ownership of such shares. The 524(g) Trust’s principal office is located at 1100 North Market Street, Wilmington, Delaware 19890-1625. The principal office of the PI Trust Advisory Committee is located at c/o Caplan & Drysdale, Chartered, One Thomas Circle, N.W., Suite 1100, Washington, D.C. 20005-5802. The Future Claimants’ Representative’s address is c/o Peter J. Solomon Company, 520 Madison Avenue, New York, New York 10022.
(2)	The 524(g) Trust (acting through its Trustees), the PI Trust Advisory Committee (acting through its members) and the Future Claimants’ Representative may be deemed to share the power to vote the 28,200,000 shares of common stock solely due to the consent rights of the PI Trust Advisory Committee and the Future Claimants’ Representative under the 524(g) Trust’s agreement with respect to the manner in which the 524(g) Trust (a) votes such shares exclusively for the purpose of electing members of our board of directors, and (b) votes for any revision to our corporate charter and bylaws, which effect the rights of the 524(g) Trust. Neither the PI Trust Advisory Committee nor the Future Claimants’ Representative have any other power to vote or direct the vote of such shares and neither the PI Trust Advisory Committee nor the Future Claimants’ Representative have any power to dispose or direct the disposition of the 28,200,000 shares of our common stock.
(3)	As part of the plan of reorganization, the 524(g) Trust accepted assignment of collar agreements, which provide for certain call rights relating to, in the aggregate, all of the 28,200,000 shares of common stock reported herein as beneficially owned by the 524(g) Trust.
(4)	D. E. Shaw Laminar Portfolios, L.L.C. has entered into a collar arrangement, providing for certain call rights relating to the 28,200,000 shares beneficially owned by the 524(g) Trust, which shares we refer to as Collar Shares. The collar arrangement into which D. E. Shaw Laminar Portfolios, L.L.C. has entered relates to 6,447,188 Collar Shares.
(5)	According to a Schedule 13D dated April 5, 2007, consists of (a) 22,009,813 shares of common stock from D. E. Shaw Laminar Portfolios, L.L.C. (including 1,287,943 shares obtainable upon exercise of warrants and 6,447,188 Collar Shares) and (b) 4,801,999 shares of common stock from D. E. Shaw Oculus Portfolios, L.L.C.
(6)	D. E. Shaw & Co., L.P., as investment adviser to D. E. Shaw Laminar Portfolios, L.L.C. and D. E. Shaw Oculus Portfolios, L.L.C., and D. E. Shaw & Co., L.L.C., which we refer to as DESCO LLC, as managing member of D. E. Shaw Laminar Portfolios, L.L.C. and D. E. Shaw Oculus Portfolios, L.L.C., may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the shares. As managing member of DESCO LLC, D. E. Shaw & Co. II, Inc., which we refer to as DESCO II, Inc. may be deemed to have the shared power to vote or to direct the vote of (and the shared power to dispose or direct the disposition of) the shares. As general partner of D. E. Shaw & Co., L.P., D. E. Shaw & Co., Inc., which we refer to as DESCO, Inc. may be deemed to have the shared power to vote or to direct the vote of (and the shared power to dispose or direct the disposition of) the shares. None of D. E. Shaw & Co., L.P., DESCO LLC, DESCO, Inc., or DESCO II, Inc., owns any shares directly, and each such entity disclaims beneficial ownership of the shares. David E. Shaw does not own any shares directly. By virtue of David E. Shaw’s position as president and sole shareholder of DESCO, Inc., which is the general partner of D. E. Shaw & Co., L.P., and by virtue of David E. Shaw’s position as president and sole shareholder of DESCO II, Inc., which is the managing member of DESCO LLC, David E. Shaw may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the shares, and, therefore, David E. Shaw may be deemed to be the indirect beneficial owner of the shares. David E. Shaw disclaims beneficial ownership of the shares. The address for D. E. Shaw Laminar Portfolios, L.L.C. is 120 West Forty-Fifth Street, 39th Floor, Tower 45, New York, NY 10036.
(7)	Marc Sole, a senior vice president at D. E. Shaw & Co., L.P., which is an affiliate of and the investment adviser to D. E. Shaw Laminar Portfolios, L.L.C. and D. E. Shaw Oculus Portfolios, L.L.C., is a director of the Company.
(8)	According to a Form 4 dated June 20, 2007, consists of (a) 18,822,615 shares of common stock held by Harbinger Capital Partners Master Fund I, Ltd., which we refer to as Master Fund, (including 8,398,982 shares obtainable upon exercise of warrants, 1,740,741 Collar Shares for Master has call rights and 1,740 shares that Master Fund has the right to acquire through the exercise of listed call options) and (b) 5,063,112 shares of common stock held by Harbinger Capital Partners Special Situations Fund, L.P., which we refer to as Special Situations Fund, (including 1,588,166 shares obtainable upon exercise of warrants, 3,256,516 Collar Shares for which Special Situations Fund has call rights and 3,330 shares that Special Situations Fund has the right to acquire through exercise of listed call options).

(9)	The securities owned by Harbinger Capital Partners Master Fund I, Ltd., which we refer to as Master Fund, may also be deemed to be beneficially owned by Harbinger Capital Partners Offshore Manager, L.L.C. , the investment manager of Master Fund, HMC Investors, L.L.C., its managing member, which we refer to as HMC Investors, Harbert Management Corporation, which we refer to as HMC, the managing member of HMC Investors, Philip Falcone, a shareholder of HMC and the portfolio manager of the Master Fund, Raymond J. Harbert, a shareholder of HMC, and Michael D. Luce, a shareholder of HMC. Each such person disclaims beneficial ownership of the reported securities except to the extent of his or its pecuniary interest therein. The persons above may also be deemed to be affiliated with HMC Investments, Inc., a registered broker-dealer. The address for Harbinger Capital Partners Master Fund I, Ltd. is c/o International Fund Services Limited, Third Fl, Bishop’s Square Redmond’s Hill, Dublin 2, L2. The securities owned by Special Situations Fund may also be deemed to be beneficially owned by HMC, Philip Falcone, Raymond J. Harbert, and Michael D. Luce. HMC wholly owns the managing member of Special Situations Fund’s general partner. Phillip Falcone is the portfolio manager of Special Situations Fund and is a shareholder of HMC. Raymond J. Harbert, and Michael D. Luce are shareholders of HMC. Each such person disclaims beneficial ownership of the reported securities except to the extent of his or its pecuniary interest therein. The persons above may also be deemed to be affiliated with HMC Investments, Inc., a registered broker-dealer.
(10)	According to a Schedule 13G dated February 14, 2007, includes 6,363,036 shares of common stock for which Highland Crusader Offshore Partners, L.P., which we refer to as HCOP, is the registered holder. Highland Capital Management, L.P., which we refer to as HCMLP, is the investment manager for HCOP and certain other registered holders of shares of common stock who may be deemed to share voting control over the shares of common stock for which each is the registered holder, including, Highland Credit Strategies Fund, Prospect Street High Income Portfolio and Prospect Street Income Shares. Strand Advisors, Inc., which we refer to as Strand, is the general partner of HCMLP. Mr. James D. Dondero is a director and the President of Strand, and in that capacity, may be deemed to have or share voting control over the common stock held by HCMLP. The address for Highland Capital Management L.P. is 13455 Noel Road, Suite 800, Dallas, TX 75240.
(11)	Includes restricted shares over which there is voting power, but no investment power, as follows: Mr. Blake, 8,149; Mr. Brown, 105,346; Mr. Caperton, 8,149; Mr. Colville, 8,149; Mr. Hake, 8,149; Mr. Handy, 8,149; Mr. Hilliard, 8,149; Ms. Iverson, 8,149; Mr. McMonagle, 8,149; Mr. Morris, 8,149; Mr. Neely, 8,149; Dr. Reynolds, 8,149; Mr. Smith, 8,149; Mr. Thaman, 100,854; Mr. High, 41,249; Mr. Johns, 41,748; Mr. Dana, 43,305; and all executive officers and directors as a group (28 persons), 701,565.
(12)	Includes shares obtainable upon the exercise of warrants, as follows: Mr. Caperton, 71 shares; Mr. Hilliard, 639 shares; Ms. Iverson, 142 shares; Mr. Thaman, 1,560 shares; Mr. Johns, 488 shares; and all executive officers and directors as a group (28 persons), 3,991 shares.
(13)	Includes 557 shares obtainable upon the exercise of warrants, including 99 shares obtainable by family members as to which beneficial interest is disclaimed by Dr. Reynolds.
(14)	Marc Sole is also a senior vice president at D. E. Shaw & Co., L.P., which is an affiliate of and the investment adviser to D. E. Shaw Laminar Portfolios, L.L.C. and D. E. Shaw Oculus Portfolios, L.L.C. Mr. Sole disclaims any beneficial ownership that may be attributable to him as a result of his affiliation with D. E. Shaw Laminar Portfolios, L.L.C. and D. E. Shaw Oculus Portfolios, L.L.C.
(15)	Includes 8,149 restricted stock units over which there is no voting power and no investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and SEC regulations require Owens Corning’s directors and officers and greater than ten percent stockholders to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Owens Corning undertakes to file such forms on behalf of most reporting directors and officers pursuant to a power of attorney given to certain attorneys-in-fact. Such reporting officers, directors and ten percent stockholders are also required by SEC rules to furnish Owens Corning with copies of all Section 16(a) reports they file.

Based solely on its review and copies of such reports received or written representations from such executive officers, directors and ten percent stockholders, Owens Corning believes that, except for Norman P. Blake, Jr., who filed a single report covering a single transaction three days late while a director of OCD, due to clerical error, all Section 16(a) filing requirements applicable to its directors, executive officers and ten percent stockholders were complied with during fiscal year 2006.

Executive Compensation

The following Compensation Discussion and Analysis originally appeared in the 2006 10-K and is incorporated here. For recent developments, see page 32 below.

COMPENSATION DISCUSSION AND ANALYSIS

In this section we provide information, discussion and analysis of our compensation programs for our Chief Executive Officer, our Chief Financial Officer and the other three most highly-compensated executive officers for 2006 (our “Executive Officers”). Because our Company emerged from Chapter 11 and our stock was listed on the New York Stock Exchange during 2006, this section also includes a discussion of our future intentions regarding equity compensation and other transition items as we move into 2007.

Introduction

As a global leader in building materials and high performance glass composites, we must employ highly talented individuals to build and grow our market leading businesses and ensure acceptable financial results. Consequently, we have designed our compensation and benefit programs to engage our employees to deliver the performance and financial returns that our shareholders seek.

We filed for Chapter 11 protection in 2000, and emerged as an investment grade publicly-traded company in late October 2006. The compensation programs for our Executive Officers in place during our time in Chapter 11 were designed to address the challenges and business situation that we faced during those years. Upon emerging from bankruptcy, we made certain changes to reflect our new publicly-traded status and ability to once again utilize equity compensation. These changes included revisions to program design and structure. Because 2006 was a transition year, the following discussion describes our compensation program in effect both before and after we emerged from Chapter 11.

Background

During the period of bankruptcy, we faced recruiting and retention challenges within our key executive ranks. At the same time, we faced significant business challenges, and believed it was critical to create and maintain a strong pay-for-performance culture.

For these reasons, we redesigned our compensation program in late 2002. Much of this work formed the foundation for our 2006 compensation program for all salaried employees, including the Executive Officers. In early 2003, we began to reduce our salaried employees’ base pay as a component of their compensation, and made greater use of performance-based incentive plans. To implement this change, most employees’ base salaries were held constant from 2003 to 2005. At the same time, we gradually increased annual incentive opportunities and extended annual incentive eligibility to our salaried workforce around the world. By more heavily weighting the pay-at-risk portion of our compensation program, we created a better connection between pay and the achievement of identified business outcomes.

In addition to redesigning our compensation program, we also revised our benefit plans for salaried employees, including our Executive Officers. These changes included converting our traditional defined benefit pension program for US employees into a cash balance plan and introducing greater consumer responsibility into our health care benefits for active and retired employees. These benefit changes, together with the changes to the compensation structure noted above, have significantly reduced our fixed costs, positioned us to obtain savings through legacy cost reductions, and reinforced our philosophy that: Company performance will determine the amount of compensation available to our employees; and everyone is accountable for producing identified business results.

These changes to our compensation and benefits programs were applied to all salaried employees throughout the world, to the greatest extent possible.

Objectives of Our Compensation Programs—Our Philosophy

The Compensation Committee of our Board of Directors (which we refer to throughout the Compensation Discussion and Analysis as the “Committee”) is comprised entirely of independent directors and has responsibility for approving the compensation arrangements for our Executive Officers. The Committee acts pursuant to a charter that has been approved by our Board. The charter is updated periodically and can be found on the Company’s website at http://www.owenscorning.com.

The compensation program for our Executive Officers is designed to attract, retain and reward talented executives who contribute to our long-term success and build value for our shareholders. The program is organized around four fundamental principles.

Our Compensation Is Market Driven and Performance-Based

Our compensation plans are designed to drive and reward superior performance. This is accomplished in a number of ways. In December 2002, the Committee changed the compensation structure for all salaried employees, including the Executive Officers, by decreasing fixed pay and increasing pay-at-risk. Base salary target levels were reduced from the 65th percentile to the 50th percentile of our peer companies. At the same time, our annual performance-based bonus opportunity was increased from the 65th percentile to the 75th percentile of our peer companies, provided the Company achieved its performance goals. This change, which was phased in between 2002 and 2005, placed substantially more pay “at risk” based on our overall performance.

Since 2005, our peer group has consisted of the following sixteen companies:

American Standard Armstrong Holdings Ball Black & Decker Bowater Crown Holdings Lennox International Masco	MeadWestvaco Owens-Illinois Parker-Hannifin PPG Industries Inc, Sherwin-Williams Smurfit-Stone Container Temple-Inland USG

These companies are either in the building products industry and/or serve related markets or use related manufacturing processes similar to Owens Corning, and have annual revenues close to Owens Corning. This peer group is reviewed periodically by the Compensation Committee to ensure the relevance of the companies to which we are comparing ourselves.

While compensation data from the peer group are our primary reference points, we do supplement this information with data from relevant compensation surveys covering other manufacturing companies of similar size and complexity. This additional data allows us to enhance our knowledge of trends and market practices when sample sizes within our peer group may be insufficient. In addition, during the time when we were in bankruptcy, we also used information from other major Chapter 11 debtors with asbestos related liabilities, including: Armstrong Holdings, Federal Mogul, Kaiser Aluminum, USG, and WR Grace (“Bankruptcy Comparator Group”) to benchmark our bankruptcy related compensation program.

Both our annual Corporate Incentive Plan (which pays bonuses based on Company performance over a one-year period) and our Long-Term Incentive Plan (which pays bonuses based on Company performance over a three-year period) are designed to provide incentive pay to the Executive Officers at levels that correspond to whether the Company-wide goals set by the Committee pursuant to those plans are attained. Thus, our philosophy is to incent our leaders to deliver superior results and reward them when they do so.

The target levels at which our Executive Officers participate in the two incentive plans range from .65 to 1.4 times base salary for the annual Corporate Incentive Plan and from 1.35 to 2.5 times base salary for the Long-Term Incentive Plan. Target participation levels for each executive officer in these plans are based on their specific positions and responsibilities, and are vetted against the participation levels of similar executive officers at our peer companies.

Accordingly, the compensation structure for our Executive Officers (base salary and participation in our annual and long-term incentive plans) is determined by reference to similar positions at companies within our peer group. Because our incentive plans are performance-based, whether the participation levels of Executive Officers in our incentive plans actually translate into pay at, above or below this targeted structure will in large part be determined by the Company’s performance and the Committee’s assessment of their individual performance.

The table below presents the target market positioning of Owens Corning’s on-going executive compensation program.

Pay Element	Target Market Position	Primary Market Reference	Owens Corning Compensation Element
Salary	50th Percentile or Median	Peer Group	Salary

Annual Incentives	75th Percentile	Peer Group	Corporate Incentive Plan (“CIP”)

Long-term Incentives	65th Percentile	Peer Group	Long-Term Incentive Plan (“LTIP”) (and Equity Grants beginning in 2007)

Total Compensation	65th Percentile	Peer Group	Combination of all pay elements

We believe this market positioning provides the optimal mix of: (1) fixed vs. variable pay at risk; and (2) annual versus long-term incentive opportunities.

Our Compensation Corresponds to Business Results and is Aligned with Shareholder Interests

We believe that total compensation should be driven by business results and corresponding shareholder return. When equity compensation was not available due to Chapter 11, the Committee selected funding criteria for the annual and long-term incentive plans that were believed to drive enterprise value and to be correlated to shareholder return (and included Income From Operations, Cash Flow from Operations and Return On Net Assets). Now that we have emerged from bankruptcy, the Committee intends to increase focus on shareholder alignment and consistency with market practices by reducing the Executive Officers’ participation in the Long-Term Incentive Plan and reintroducing annual equity grants.

Our Compensation Programs Position Us to Compete for the Best Executive Talent

We believe that shareholders benefit when we can attract and retain talented executives. We accomplish this with compensation packages that are competitive, fair and reward outstanding performance. Our executive compensation program, while heavily weighted toward performance-based incentive plans, delivers total compensation at the 65th percentile of our peer group when the Company meets its performance goals. We believe this positions us to attract and retain talented executives. To ensure that our programs remain market competitive, we benchmark the compensation programs of our peer companies with assistance from Mercer Human Resource Consulting (“Mercer”). Specifically, Mercer provides relevant market data, advice, alternatives and recommendations to the Committee with regard to the compensation of Executive Officers.

Our Compensation Programs Should Be Recognized as Fair by the Executive Officers and Shareholders

We intend to create and maintain a compensation program that will be recognized as appropriate and fair, both internally and externally. We will accomplish this by comparing the total compensation that is provided to our Executive Officers:

(i)	to the targeted compensation structure provided to similar executive officers of our peer companies (to measure external fairness);

(ii)	to the actual compensation received by, and the corresponding results delivered by, similar executive officers of our peer companies (to measure external fairness);

(iii)	to our other senior leaders (to measure internal fairness); and

(iv)	to the total compensation that the Committee, in its exercise of judgment after reviewing results achieved and impact on shareholders, believes is appropriate (to ensure overall fairness to the Executive Officers and shareholders).

The Elements of Our Compensation Program

The Committee places strong emphasis on managing the Executive Officers’ total compensation. While each element is important, it is the Executive Officer’s total compensation that should correspond to their performance, business results and shareholder return. The three main elements of our compensation program are base salary, an annual incentive opportunity (delivered through the Corporate Incentive Plan) and a Long-Term Incentive opportunity (historically delivered through the Long-Term Incentive Plan, with a transition toward annual equity grants beginning in 2007).

Base Salary

Base salary for Executive Officers for any given year is generally fixed by the Committee at its meeting in February. Adjustments in base salary on a year-over-year basis are dependent on the Committee’s assessment of Company and individual performance, while taking into account all elements of Executive Officer compensation. When adjusting Executive Officer salaries, the Committee is mindful of its overall goal to keep base salary for our Executive Officers at the “median” or 50th percentile of companies in our peer group. The amount of compensation that is provided in the form of salary is substantially less, assuming target performance levels are met, than the amount that is provided in the form of bonuses under our short and long-term incentive plans, each of which is described below.

The Committee determines the CEO’s base salary. For the remaining Executive Officers, the CEO makes recommendations to the Committee for its approval. The CEO’s recommendations are based on several key factors for each Executive Officer, including:

•	the scope of responsibility and impact on the Company aggregate results;

•	the officer’s overall performance;

•	competitive salary levels;

•	the manner in which the officer interacts with and elevates the performance of the leadership team as a whole; and

•	the manner in which the officer demonstrates our Company’s values and sets the “tone at the top”.

In addition, when an Executive Officer is recruited from outside Owens Corning, the package necessary to attract candidates also plays a role in determining base salary and total compensation.

During 2006, the base salary of the CEO was below the 50th percentile of our peer group and the base salary of the CFO/Chairman was higher than the 50th percentile of our peer group. This positioning was deliberate in recognition of the management partnership between our CEO and the CFO/Chairman, and the additional accountability associated with our CFO/Chairman leading our restructuring activities and chairing the Board of Directors.

Annual Incentive Plan

Our annual incentive plan is referred to as the Corporate Incentive Plan (“CIP”). The CIP funds on the basis of the achievement of goals set for a single fiscal year, and individuals’ awards are determined on the basis of individual performance. The CIP was approved by shareholders and the USBC as part of the Debtors’ emergence from Chapter 11 in October 2006.

Each year, the Committee selects performance objectives or “funding criteria” that will be used to determine whether and to what extent awards will become available under the CIP for all salaried employees, including the Executive Officers. For 2006, the Committee selected specific levels of Income From Operations and Cash Flow from Operations as the relevant performance objectives/funding criteria. Income From Operations was selected to, among other things, emphasize the importance of generating increased levels of profitability. Cash Flow from Operations was selected to reinforce the same messages while adding the impact of working capital management and expense discipline.

Funding of the CIP can range, on the basis of Company performance, from Threshold Funding (zero CIP funding) to Maximum Funding (two times the target CIP funding established by the Committee). Straight line interpolation is used to determine CIP funding between Threshold and Target funding, and between Target and Maximum funding. When establishing Threshold, Target and Maximum CIP funding levels for 2006, the Committee used a variety of guiding principles, including:

•	Salaried employees, including the Executive Officers, should receive total compensation at the 65th percentile, provided they deliver the results called for in the Board-approved Operations Plan.

•

Target CIP Funding (the funding required for salaried employees to attain total compensation at the 65th percentile) should directly correspond with the performance and results necessary to achieve the Board-approved Operations Plan (i.e., for 2006, the Income From Operations and Cash Flow from Operations required by the Operations Plan).

•

Whether Target funding can be attained is a function of the degree of difficulty associated with the Operations Plan. The Committee believed the 2006 Operations Plan had a significant degree of difficulty based on the Committee’s assessment of the competitive environment.

•

Threshold CIP Funding is determined with full consideration of the Committee’s view as to the degree of difficulty of the Operations Plan—the more difficult the Operations Plan/Target Funding is to achieve given the competitive environment, the more important it becomes to have Threshold Funding set at a level that is likely to result in some level of CIP funding.

•

Threshold Funding should be set so that it is frequently attained, with the mindset that as the CIP funds, it will create a pool from which the Company’s best performing employees can be rewarded for delivering desired business results.

•

CIP funding between Threshold and Target will create an available pool from which the best performing employees can receive awards, but is insufficient to compensate all salaried employees at the targeted 65th percentile, which the Committee believes is appropriate for a performance-based incentive plan.

•

Maximum Funding is also determined based on the Committee’s view of the degree of difficulty of the Operations Plan—the more difficult the Operations Plan/Target Funding is to achieve, the less incremental performance (above plan) is required to reach Maximum Funding.

•

Maximum Funding should be set so that it is not frequently attained, with the mindset that it requires Company performance to be significantly higher than the Operations Plan to warrant CIP funding at or near Maximum.

•	CIP funding between Target and Maximum should reflect a level of performance that distinguishes the Company and its leaders, and translates into increased shareholder value.

•

When setting Threshold, Target and Maximum performance/funding levels for the CIP as noted above, the Committee strives to match desired business outcomes with incentive pay so that salaried employees, including the Executive Officers, are paid:

•	In the top quartile when they deliver top quartile performance;

•	In the third/bottom quartile when they deliver performance below the approved Operating Plan; and

•	Total compensation at the 65th percentile when they deliver the performance and business outcomes necessary to attain the Operating Plan.

•

The Committee retains discretion to reduce funding or not pay bonuses even if the relevant performance targets are met (and vice versa), under certain circumstances. This discretion has been most frequently exercised to reduce plan funding and Executive Officer awards based on the Committee’s exclusion of the favorable funding impact of non-planned events, non-recurring events, large transactions and corresponding accounting treatments.

For 2006, the Company was faced with significantly more difficult market conditions than envisioned when setting its Operations Plan, especially in the third and fourth quarters for its roofing and siding businesses. In 2006, the Committee exercised its discretion to exclude certain items that would have otherwise been of a benefit to plan funding. Accordingly, the Company did not achieve its income from operations and cash flow target goals, and CIP funding was approved at 61.3% of target.

Once funding of the CIP is determined, actual awards are established for each Executive Officer based on their individual performance. To reinforce our performance culture, individual awards can range from 0% to 200% of the CIP funding level. All such differentiation in CIP awards must be accomplished on a zero-sum basis —increases in one participant’s award must be offset by decreases in other participants’ awards. For the CEO’s performance, the assessment is made by the Committee. For the other Executive Officers, the assessment is made by the CEO and approved by the Committee. When assessing individual performance, the considerations include those referenced above when determining base salary, as well as a comparison among Executive Officers to determine their relative contributions to the Company’s business results—with the goal being to differentiate awards based on performance. The Committee reviews and approves the CIP awards for all Executive Officers, and the specific awards received by each of the Executive Officers for 2006 are reflected in the Summary Compensation Table below.

Long-Term Incentive

We believe Long-Term Incentive opportunities should align Executive Officer behaviors and results with key enterprise drivers and the interests of shareholders over an extended period of time. Our Long-Term Incentive (“LTI”) opportunity in 2006 consisted of participation in the Long-Term Incentive Plan (“LTIP”). Beginning in 2007, the Committee intends to reintroduce equity as an element of our LTI program.

Long-Term Incentive Plan. The LTIP is our performance-based incentive plan that provides participants with the opportunity to earn a cash award upon the Company’s achievement of performance goals over a three-year period. It uses overlapping three-year performance cycles, with a new cycle beginning each year. The performance objective/funding criterion for the performance periods beginning in 2004 and 2005 was based on the Company’s Return On Net Assets (“RONA”). RONA was selected to drive the efficient and profitable use of assets well above the Company’s cost of capital. For the performance period beginning in 2006, the funding criteria were based on the Company’s RONA and Cumulative Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”). Cumulative EBITDA was added as a measure because the Company’s strategic plan emphasized profitable growth, in anticipation of emergence from Chapter 11 later in 2006. RONA was weighted more heavily than Cumulative EBITDA to continue promoting the efficient use of capital. RONA and EBITDA are commonly used by our peer companies in their LTI plans.

Like the annual Corporate Incentive Plan, at the beginning of each performance period the Committee establishes Threshold, Target and Maximum funding levels that correspond to specific levels of Company performance. The Committee uses an iterative process that is similar to the one described above for the CIP, and ties Target performance/funding to the Operations Plan, and sets Threshold and Maximum funding levels based on the degree of difficulty of the Operations Plan.

Company performance and anticipated funding under each of the three outstanding LTIP performance cycles are likely to vary. The 2004-2006 cycle funded at Maximum because the Company’s RONA exceeded the maximum funding goal set by the Committee in 2004. The specific awards received by each of the Executive Officers for this cycle are reflected in the Summary Compensation Table below.

Equity Plan. As the Company emerged from Chapter 11 and became a New York Stock Exchange registrant in October 2006, equity again became viable as a compensation tool. To transition to a more equity-oriented program, the Committee intends to drive alignment with shareholders by reducing the Executive Officers’ target participation in the cash-based Long-Term Incentive Plan and awarding annual equity grants consisting of restricted shares, stock options and/or Performance Shares.

In future years, the Committee will consider granting an equity award to each Executive Officer with a value that is determined by reference to, among other things, each Executive Officer’s performance, the Company’s performance, and the reduction in Executive Officer participation in the LTIP. Equity awards to Executive Officers are likely to vary from year-to-year based on this assessment and the Committee’s consideration of the long-term incentive opportunity available to the Executive Officers among our peer group and other relevant market practices, as reported to the Committee by Mercer Human Resource Consulting.

We believe reducing Executive Officer participation in the cash LTIP in an effort to introduce equity compensation in a “non-additive” manner results in the correct balance between cash and equity-based Long-Term Incentives. The intended mix of equity and cash compensation may vary year-to-year in an effort to maintain alignment with shareholders’ interests, while also creating the incentive to deliver specific short and long-term business results.

Types of equity awards that may be made under our Equity Plan (known as the “2006 Stock Plan”) include the following:

Stock Options. Stock options granted under the 2006 Stock Plan may vest on the basis of the satisfaction of performance conditions established by the Committee or on the basis of the passage of time and continued employment. Options that vest on the basis of the passage of time and continued employment currently vest after a three-year period, and have a ten-year term. All options are granted with an exercise price equal to the fair market value of our common stock on the date of grant, and option re-pricing is expressly prohibited by the 2006 Stock Plan’s terms.

Restricted Stock Awards. Restricted stock awards under the 2006 Stock Plan may vest on the basis of the satisfaction of performance conditions established by the Committee or on the basis of the passage of time and continued employment. Restricted stock awards that currently vest on the basis of the passage of time and continued employment vest after a three-year period, with restrictions lapsing on the third anniversary of the grant date. Recipients of restricted stock receive dividends on, and may vote the shares subject to a grant. Shares of restricted stock may not, however, be sold or otherwise transferred prior to the lapse of the restrictions.

Restricted Stock Units. Restricted stock units (“RSUs”) convert into shares of our common stock if the recipient is still employed on the date that specified restrictions lapse. Restricted stock units granted under the 2006 Stock Plan may vest on the basis of the satisfaction of performance conditions established by the Committee or on the basis of the passage of time and continued employment. Restricted stock units that currently vest on the basis of the passage of time and continued employment vest after a three-year period, with restrictions lapsing on the third anniversary of the grant date. Recipients of RSUs may not vote the units in stockholder votes, but they do receive payments equal to the amount of dividends that would be paid on an equivalent number of shares of common stock.

Performance Stock Awards. Performance stock awards under the plan may be made in the form of performance share units (“PSUs”) which can be settled either in cash or shares of our common stock at the end of a performance period. Certain PSUs may be designated as settled only in cash. The amount of PSUs received by a participant “at, above or below” their target grant is determined by whether the performance goals set by the Committee are “met, exceeded or missed,” respectively. Holders of PSUs may not vote the units in stockholder votes, but they do receive payments equal to the amount of dividends that would be paid on an equivalent number of shares of common stock.

Practices Regarding Equity Grants. The Committee intends to follow a practice of making all option grants to its executive officers on a single date each year. The Committee retains the discretion to make additional awards to Executive Officers at other times, in connection with the initial hiring of a new officer, for retention purposes or otherwise.

All equity awards made to our Executive Officers, or any of our other employees or directors, are made pursuant to our 2006 Stock Plan. As noted above, all options under this 2006 Stock Plan are granted with an exercise price equal to the fair market value (closing price) of our common stock on the date of grant. We do not have any program, plan or practice of awarding options and setting the exercise price based on the stock’s price on a date other than the grant date. We do not have a practice of determining the exercise price of option grants by using average prices (or lowest prices) of our common stock in a period preceding, surrounding or following the grant date. While the 2006 Stock Plan and Charter of the Committee permits delegation of the Committee’s authority to grant options in certain circumstances, all grants to Executive Officers are made by the Committee itself and not pursuant to delegated authority.

Stock Ownership Guidelines. Effective January 1, 2007, the Committee has established stock ownership guidelines for our Officers and Directors. These guidelines are designed to cause our Officers, including Executive Officers to increase their equity stake in Owens Corning, and thereby more closely link their interests with those of our shareholders. These stock ownership guidelines provide that within five years of their institution or becoming an executive officer, each executive officer must own (not including unexercised stock options) shares of our common stock or vested stock units with a value of three to five times their base salary, depending on their position.

Discontinued Bankruptcy Related Compensation

Discontinued bankruptcy related compensation consisted of the Key Employee Retention Plan (“KERP”) and a one-time emergence equity grant. The KERP was designed originally in 2002 with reference to typical practice of other organizations in Chapter 11. The purpose of the KERP was to retain key employees during the bankruptcy process. The uncertainties as to the future ownership of the Company and possible sale of the Company might have encouraged key employees to seek alternative employment. The unique expertise and track record of the existing management team with regard to managing the Company and the Chapter 11 process would have been difficult and in some cases impossible to replace.

A KERP was implemented each year during the Company’s time in Chapter 11 status. Prior to the adoption of the KERP in 2006, the Committee reviewed the success of prior KERPs in achieving our objectives. An analysis of our previous KERPs showed that turnover among KERP participants was less than a quarter of the turnover among similarly situated non-participants. Conversely, Armstrong Holdings had disclosed publicly that turnover surged among key employees when it allowed its KERP to expire. The Company determined that the KERP was a very effective tool to prevent bankruptcy-related employee turnover, and the program was continued in 2006.

The KERP awards were comprised of annual cash incentives that were payable to participants at the end of every program year if they remained with the Company for the entire year. Participation levels for the top 11 senior executives were approved by the Committee and the USBC. For 2006, participation levels for Executive Officers in the KERP were approximately 75% of salary. Our top two executives (the CEO and the CFO/Chairman) participated in previous KERPs but did not participate in the KERP for 2006. The Company instead elected to retain these individuals through the use of severance agreements (discussed below). KERP awards were distributed upon emergence from bankruptcy and the KERP was discontinued and terminated upon the Debtors’ emergence from bankruptcy, as provided in the KERP plan document, in late October 2006. KERP awards received in 2006 are detailed in the Summary Compensation Table below.

The Committee, together with the USBC and the Company’s creditors, also approved a one-time “emergence equity grant” consisting of restricted shares and stock options. The specific amounts were targeted at “market median” based on a review of market practices by Lazard Freres and Mercer Human Resource Consulting, and are set forth in the Grants of Plan-Based Awards Table below.

Perquisites

Our Executive Officers receive certain perquisites provided by or paid for by the Company, including:

•	Financial Planning/Tax Preparation Assistance (ranging in cost from $9,000 to $14,000 per year);

•	Memberships in social/professional clubs to be used to further our business interests (ranging in cost from $2,500 to $7,500 per year); and

•	Umbrella liability insurance (with annual premiums of approximately $2,000).

We provide these perquisites because:

(i) in many cases, such as membership in social and professional clubs, the perquisite makes our executives more efficient and effective and thereby is a benefit to us; and

(ii) these perquisites are provided by many companies in our peer group to their named executive officers and it is necessary for retention and recruitment purposes that we do the same.

Management and the Committee review the perquisites provided to Executive Officers on a regular basis, to ensure that they continue to be appropriate. As a result of the most recent review, personal use of corporate aircraft by Executive Officers was discontinued effective January 1, 2007.

Deferred Compensation Plan

Beginning in 2007, we implemented a Deferred Compensation Plan which allows officers, including the Executive Officers, to defer receipt of some or all of their cash incentive awards. Deferred amounts are credited with earnings or losses based on the rate of return of specified mutual funds and/or Owens Corning stock. We do not “match” amounts that are deferred by participants. The Deferred Compensation Plan is not funded by us, and participants have an unsecured commitment from us to pay the amounts due under the plan. When such payments are due, the cash will be distributed from our general assets.

We provide this benefit in an effort to maximize the tax efficiency of our compensation program. We believe that provision of this benefit is important as a retention and recruitment tool as many if not all of the companies with which we compete for executive talent provide a similar plan to their senior employees.

Post-Termination Compensation

Severance Agreements. We have entered into severance agreements with our officers, including the Executive Officers. These agreements were approved by the Committee and the USBC, and provide for payments and other benefits if the officer’s employment terminates for a qualifying event or circumstance, such as being terminated without “cause” as this term is defined in the severance agreements. We believe that these agreements are important to recruiting and retaining our officers, as many of the companies with which we compete for executive talent have similar agreements in place for their senior employees. Additional information regarding these severance agreements is found under the heading “Potential Payments upon Termination or Change-in-Control.”

Pension Plan and Supplemental Pension Plan. Our Pension Plan is a funded, tax-qualified, noncontributory defined-benefit cash balance pension plan that covers certain employees, including the Executive Officers. Generally, the Pension Plan establishes a notional account into which a benefit equal to 4% of the participants annual base salary plus annual CIP incentive award is credited. This notional account earns interest based on five-year Treasury bills, and is paid when the participant’s employment with the Company comes to an end. The amount of annual earnings that may be considered in calculating benefits under the Pension Plan is limited by law.

We also have a Supplemental Pension Plan (the “Supplemental Plan”). This unfunded plan is paid out of our general assets and provides a benefit substantially equal to the difference between the amount that would have been payable under the Pension Plan, in the absence of legislation limiting pension benefits and earnings that may be considered in calculating pension benefits, and the amount actually payable under the Pension Plan.

The specific pension arrangements of the Executive Officers may differ to the extent they were part of the group of salaried employees whose traditional pension plan was frozen as of December 31, 2000. Each Executive Officer’s pension benefit is quantified in the 2006 Pension Benefits Table below.

Savings Plan or 401(k) Plan. We have a Section 401(k) Savings Plan (the “Savings Plan”) for our salaried employees in which the Executive Officers may participate. It is a tax-qualified plan in which participating employees may contribute a portion of their base salaries and annual incentive award CIP into their Section 401(k) accounts, subject to applicable IRS limitations. In addition, we match an amount equal to one dollar for each dollar contributed by participating employees, up to a maximum of five percent of their regular earnings. Amounts held in Savings Plan accounts may not be withdrawn prior to the employee’s termination of employment, subject to certain IRS exceptions.

We maintain the Savings Plan for our employees, including our Executive Officers, because we want to encourage our employees to save some percentage of their cash compensation for their eventual retirement. The Savings Plan permits employees to make such savings in a tax efficient manner.

Tax Deductibility of Pay

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), places a limit of $1 million on the amount of compensation we may deduct in any one year with respect to each of the Executive Officers.

There is an exception to the $1 million limitation for performance-based compensation meeting certain requirements. Awards pursuant to our annual and long-term incentive plans, together with performance share and stock option grants are intended to qualify as performance-based compensation meeting those requirements so that they are fully tax deductible. Restricted stock and restricted stock units are not considered performance-based under Section 162(m) of the Tax Code, and should they ever exceed $1 million when combined with base salary, they will not be tax deductible by the Company.

To maintain flexibility in compensating Executive Officers, the Committee desires to retain both positive and negative discretion so that when evaluating the Executive Officers’ performance it can increase or decrease incentive awards. Because Section 162(m) restricts the Committee to negative discretion, it generally uses higher target incentive participation levels and then exercises the appropriate “negative” discretion.

Disclosure of Specific Incentive Targets

With respect to both the Corporate Incentive Plan and the Long-Term Incentive Plan, detail on the specific financial performance targets under these criteria is not disclosed because such disclosure would contain confidential competitive and strategic financial information. Disclosure of these specific financial performance targets would result in competitive harm by exposing strategic performance goals and information to competitors. However, as described above, the performance targets selected have a significant degree of difficulty and the annual incentive plan for 2006 funded at 61.3% of target. We set the goals at levels that reflected our internal, confidential operations plan at the beginning of the performance period. These goals are within the ranges or are higher than what we have publicly disclosed for 2006 and 2007, and accordingly require a high level of financial performance over the performance periods to be achieved. As was the case with the awards granted in prior performance periods, the goals for the 2006 to 2008 performance period are challenging but achievable.

The following Compensation Committee Report originally appeared in the 2006 10-K and is incorporated here.

Compensation Committee Report:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis appearing in this Item 11 with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this annual report on Form 10-K.

By Compensation Committee:

Landon Hilliard, Chairman

Gaston Caperton

F. Philip Handy

Ann Iverson

Joseph F. Neely

Marc Sole

RECENT DEVELOPMENTS

This section is intended to supplement, update and, where applicable, supersede the information included under the same headings in “Compensation Discussion and Analysis” above, to reflect developments since the filing of the 2006 Form 10-K.

The Elements of Our Compensation Program

Long-Term Incentive

As previously disclosed, in “Compensation Discussion and Analysis,” given the Company’s recent emergence from bankruptcy and new status as a publicly held company, the Committee has increased focus on shareholder alignment and consistency with market practices by reducing the Executive Officers’ cash opportunity under the LTIP and reintroducing an equity component to their performance-based compensation.

Beginning with the 2007-2009 performance period, the LTIP provides participants with the opportunity to earn both a cash payment and equity in the Company upon the Company’s achievement of performance goals over a three-year period. For performance periods beginning prior to 2007, the LTIP provided a cash incentive opportunity only. To ensure that adequate shares are available for the equity component of the LTIP, at the Annual Meeting the stockholders will be asked to approve an amendment and restatement of the Owens Corning 2006 Stock Plan in order to increase the number of shares that may be issued under the plan. See Proposal 2, below, for more information.

Perquisites

Management and the Committee review the perquisites provided to Executive Officers on a regular basis to ensure that they continue to be appropriate. As a result of the most recent review, and in light of the objectives of our compensation programs, many of the perquisites received in prior years by Executive Officers were either reduced or discontinued for 2007.

EXECUTIVE OFFICER COMPENSATION

The following tables provide information on compensation and stock-based awards received by Owens Corning’s Principal Executive Officer and Principal Financial Officer serving during 2006 and the three other highest paid individuals who were serving as executive officers of Owens Corning at the end of 2006 (these five individuals collectively are referred to as the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (5)	All Other Compensation ($) (6)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David T. Brown	2006	750,000	0	125,000	91,583	4,586,745	96,000	30,538	5,679,866
President and Chief Executive Officer

Michael H. Thaman	2006	650,000	0	125,000	91,583	3,902,210	72,000	44,388	4,885,181
Chairman of the Board*

Joseph C. High	2006	325,000	201,723	58,333	42,739	1,071,744	124,000	37,628	1,861,167
Senior Vice President, Human Resources

David L. Johns	2006	367,500	228,288	58,333	42,739	1,153,323	80,000	39,838	1,970,021
Senior Vice President and Chief Supply Chain and Information Technology Officer

Charles E. Dana	2006	393,752	217,496	58,333	42,739	1,125,273	407,000	37,368	2,281,961
Vice President and President, Composite Solutions Business

(1)	The amounts reflected in this column consist of cash payments under the now terminated Key Employee Retention Plan, which served as a tool for retention of certain executive officers during OCD’s bankruptcy proceedings. The payments shown were made in connection with OCD’s emergence from Chapter 11 bankruptcy on October 31, 2006. The plan has been terminated and no further payments will be made under the plan.
(2)	The amounts reflected in this column consist of restricted stock granted as part of the one-time emergence equity award under the Owens Corning 2006 Stock Plan, awarded in connection with the Debtor’s emergence from Chapter 11 bankruptcy on October 31, 2006. The amounts shown reflect the dollar amounts recognized for 2006 financial statement reporting purposes in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (FAS 123R), disregarding the estimate of forfeitures related to service-based vesting conditions. See Note 21 to the Consolidated Financial Statements included in our 2006 10-K for a discussion of the relevant assumptions made in such valuation. For further information on these awards, see the 2006 Grants of Plan-Based Awards table below.
(3)	The amounts reflected in this column consist of options granted as part of the one-time emergence equity award under the Owens Corning 2006 Stock Plan, awarded in connection with the Debtor’s emergence from Chapter 11 bankruptcy on October 31, 2006. The amounts shown reflect the dollar amounts recognized for 2006 financial statement reporting purposes in accordance with FAS 123R, disregarding the estimate of forfeitures related to service-based vesting conditions. See Note 21 to the Consolidated Financial Statements included in our 2006 10-K for a discussion of the relevant assumptions made in such valuation. For further information on these awards, see the 2006 Grants of Plan-Based Awards table below.

(4)	The amounts reflected in this column consist of: (1) awards under the 2006 Corporate Incentive Plan (“CIP”) to each Named Executive Officer as follows: Mr. Brown received $836,745, Mr. Thaman received $717,210, Mr. High received $194,244, Mr. Johns received $161,073, and Mr. Dana received $219,646; and (2) awards under the Long-Term Incentive Plan (“LTIP”), for the three-year performance period beginning on January 1, 2004, and ending on December 31, 2006, to each Named Executive Officer as follows: Mr. Brown received $3,750,000, Mr. Thaman received $3,185,000, Mr. High received $877,500, Mr. Johns received $992,250, and Mr. Dana received $905,627.
(5)	The amounts reflected in this column consist of the increase in actuarial value of each Named Executive Officer’s benefits under our Pension Plan in 2006. The total accrued pension value is reflected in the Pension Benefits table below.
(6)	The amounts reflected in this column consist of: (1) perquisites and personal benefits for each of the Named Executive Officers consisting of: personal use of Company aircraft, personal financial planning/tax preparation assistance, club memberships and personal excess liability insurance premiums; and (2) contributions made by Owens Corning to such officer’s account in the Owens Corning Savings Plan during the year. For 2006, the Named Executive Officers received such items of other annual compensation in type and amount as follows:

Name	Perquisites and Other Personal Benefits ($)	Company Matching Contributions on Savings Plan Contributions ($)	Total amount for “All Other Compensation” column ($)
David T. Brown	19,538	11,000	30,538
Michael H. Thaman	33,388	11,000	44,388
Joseph C. High	26,628	11,000	37,628
David L. Johns	28,838	11,000	39,838
Charles E. Dana	26,368	11,000	37,368

*	Through September 2007, Mr. Thaman also served as Chief Financial Officer.

2006 Grants of Plan-Based Awards

The following table provides information regarding all awards granted during 2006 under the various compensation and incentive plans applicable to the Named Executive Officers. The narrative that follows describes such programs as reflected in the table.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
David T. Brown	2006-2008 LTIP (1)	234,375	1,875,000	3,750,000
	2006 CIP (1)	—	2,100,000	4,200,000
	2006 Emerg. Equity (2)							75,000			2,250,000
	2006 Emerg. Equity (2)								150,000	30.00	1,648,500

Michael H. Thaman	2006-2008 LTIP (1)	199,063	1,592,500	3,185,000
	2006 CIP (1)	—	1,170,000	2,340,000
	2006 Emerg. Equity (2)							75,000			2,250,000
	2006 Emerg. Equity (2)								150,000	30.00	1,648,500

Joseph C. High	2006-2008 LTIP (1)	54,844	438,750	877,500
	2006 CIP (1)	—	422,500	845,000
	2006 Emerg. Equity (2)							35,000			1,050,000
	2006 Emerg. Equity (2)								70,000	30.00	769,300

David L. Johns	2006-2008 LTIP (1)	62,016	496,125	992,250
	2006 CIP (1)	—	477,750	955,500
	2006 Emerg. Equity (2)							35,000			1,050,000
	2006 Emerg. Equity (2)								70,000	30.00	769,300

Charles E. Dana	2006-2008 LTIP (1)	67,149	537,190	1,074,380
	2006 CIP (1)	—	520,000	1,040,000
	2006 Emerg. Equity (2)							35,000			1,050,000
	2006 Emerg. Equity (2)								70,000	30.00	769,300

(1)	Reflects maximum incentive opportunities under the Long-Term Incentive Plan and Corporate Incentive Plan, each for the performance period commencing as of January 1, 2006. Actual awards for the 2006 Corporate Incentive Plan are reflected in Column (g) of the Summary Compensation Table and footnote 4 to the table. Plan funding and individual award amounts are determined as described in the narrative to these tables.
(2)	Reflects restricted stock and options awarded as part of the one-time emergence equity grant under the Owens Corning 2006 Stock Plan, granted effective as of October 31, 2006.

Narrative to Summary Compensation Table and Plan-Based Awards Table

Employment, Severance and Certain Other Arrangements

During 2006, each of the Named Executive Officers participated in the Company’s compensation and benefits programs for salaried employees. Severance arrangements with each of the Named Executive Officers are as described below in the Potential Payments Upon Termination or Change-In-Control section of this Item.

Annual Incentive Plan—CIP

Owens Corning maintains the Corporate Incentive Plan, in which all salaried employees participate, with specific Company performance criteria adopted annually. Each of the Named Executive Officers is eligible to receive annual cash incentive awards based on his individual performance and on corporate performance against annual performance goals set by the Compensation Committee. Under the CIP for the 2006 annual performance period, the funding measures set by the Compensation Committee were based on “income from operations” (weighted at 75%) and “cash flow from operations” (weighted at 25%). Cash awards paid to the Named Executive Officers under the Corporate Incentive Plan for the 2006 performance period are reflected in Column (g) of the Summary Compensation Table above and the award opportunity under the 2006 CIP is reflected in the Plan-Based Awards Table above.

Long-Term Incentive Plan—LTIP

Owens Corning maintains a Long-Term Incentive Plan applicable to certain salaried employees as selected by the Compensation Committee, including each of the Named Executive Officers. The plan is designed to align participant compensation with the attainment of certain longer-term business goals established by the Compensation Committee. Any award under the LTIP is contingent on the attainment of such goals.

The plan uses three-year performance cycles, adopted annually, with payouts under the plan dependent upon corporate performance against performance goals set by the Company’s Compensation Committee for each cycle. The outstanding three-year cycles as of December 31, 2006, include: January 1, 2004, through December 31, 2006; January 1, 2005, through December 31, 2007, and January 1, 2006 through December 31, 2008. Awards to the Named Executive Officers under the LTIP for the cycle ending in 2006 are reflected in Column (g) of the Summary Compensation Table above and estimated future payouts of awards under the 2006—2008 cycle are reflected in the Plan-Based Awards Table above.

The award shown in the Plan-Based Awards Table represents the Named Executive Officer’s opportunity to earn the amount shown in the “maximum” column of the table if certain “maximum” performance goals established by the Compensation Committee at the beginning of the performance period are attained or exceeded during the performance period. In the event these “maximum” performance goals are not attained, then the Named Executive Officers may earn the amounts shown in the “target” column if the “target” levels of performance are attained, or the amounts shown in the “threshold” column if the “threshold” levels of performance are attained. Participants will earn intermediate amounts for performance between the maximum and target levels, or between the target and threshold levels, and will earn no amounts for performance at or below the threshold level.

Discontinued Bankruptcy Compensation

Prior to emergence from bankruptcy, Owens Corning maintained a Key Employee Retention Plan (“KERP”) designed to retain critical employees through the date of the Debtors’ emergence from Chapter 11. During 2006, the KERP applied to each of the Named Executive Officers except Messrs. Brown and Thaman. Cash awards were paid to the participating Named Executive Officers under the KERP for calendar year 2006 (through the date of emergence) as reflected in Column (d) of the Summary Compensation Table above. The KERP automatically terminated by its own terms upon emergence from Chapter 11 proceedings and will not continue.

2006 Stock Plan

During 2006, the Company established the Owens Corning 2006 Stock Plan, which was approved by the USBC in connection with OCD’s emergence from Chapter 11. The plan provides for participation by employees, management and directors and authorizes grants of stock options, stock appreciation rights (“SARs”), stock awards, restricted stock awards, restricted stock units, bonus stock awards and performance stock awards.

Under the plan, all employees received a grant upon emergence of at least 100 shares of restricted company common stock or other equivalent interest. Certain members of management, including the Named Executive Officers, were granted one-time awards consisting of a combination of restricted shares of Owens Corning common stock and options to purchase shares of Owens Corning common stock. Each award of restricted stock and options vests in its entirety on the third anniversary of the award date, subject to accelerated vesting in the case of death, or continued vesting in the case of certain Company-approved retirements or in the event that the Company terminates the executive’s employment for a reason other than cause. With respect to the grants of restricted stock, any dividends paid by us on our common stock during the restricted period will accrue and be paid to the participant upon the vesting of the award. The options have an exercise price of $30.00 and an expiration date of 10 years following the grant date. No dividends accrue or are paid on options.

The following table sets forth information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each Named Executive Officer which was outstanding at the end of 2006.

2006 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) (1) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David T. Brown		150,000		30.00	10/31/2016	75,000	2,242,500
Michael H. Thaman		150,000		30.00	10/31/2016	75,000	2,242,500
Joseph C. High		70,000		30.00	10/31/2016	35,000	1,046,500
David L. Johns		70,000		30.00	10/31/2016	35,000	1,046,500
Charles E. Dana		70,000		30.00	10/31/2016	35,000	1,046,500

(1)	These options vest in full on October 31, 2009, subject to accelerated vesting in the case of death, or continued vesting in the case of certain Company-approved retirements or in the event that the Company terminates the executive’s employment for a reason other than cause.
(2)	These shares of restricted stock vest in full on October 31, 2009, subject to accelerated vesting in the case of death, or continued vesting in the case of certain Company-approved retirements or in the event that the Company terminates the executive’s employment for a reason other than cause.
(3)	Market value is based on the closing price of the Company’s common stock as of the last trading day of 2006.

At emergence, the Named Executive Officers forfeited all outstanding OCD stock options. The amounts forfeited were: Mr. Brown, 76,000; Mr. Thaman, 67,500; Mr. Johns, 25,368; and Mr. Dana, 26,500, respectively. Mr. High had no forfeited options.

2006 Pension Benefits Table

The following table sets forth the required information regarding pension benefits for the Named Executive Officers as of the end of fiscal year 2006.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (5)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
David T. Brown	Tax-Qualified Plan (1)	28.61	438,000	0
	SBP (2)	28.61	1,218,000	0
	Total		1,656,000	0

Michael H. Thaman	Tax-Qualified Plan (1)	14.37	69,000	0
	SBP (2)	14.37	263,000	0
	Total		332,000	0

Joseph C. High	Tax-Qualified Plan (1)	3.00	22,000	0
	SBP (2)	3.00	49,000	0
	SERP (3)	3.00	171,000	0
	Total		242,000	0

David L. Johns	Tax-Qualified Plan (1)	12.09	72,000	0
	SBP (2)	12.09	125,000	0
	SERP (3)	12.09	217,000	0
	Total		414,000	0

Charles E. Dana	Tax-Qualified Plan (1)	11.13	75,000	0
	SBP (2)	11.13	106,000	0
	Supplemental Benefit (4)	16.70	744,000	0
	Total		925,000	0

(1)	Refers to benefits under the Company’s Cash Balance Plan or, if greater, under the Company’s Prior Plan as discussed below.
(2)	Refers to benefits under the Company’s non-qualified Supplemental Benefit Plan.
(3)	Refers to benefits under the Company’s Supplemental Executive Retirement Plan.
(4)

Mr. Dana has a specific individual arrangement with Owens Corning that provides a supplemental pension benefit based on Owens Corning’s pension plan formula in existence on his employment date, determined as if he had earned 1 1/2 years of service for each year worked, provided that he remained an Owens Corning employee for no less than ten years following his November 1995 employment date.

(5)	These values are calculated in accordance with requirements under FASB Statement No. 87.

Owens Corning maintains a tax-qualified noncontributory defined benefit cash balance pension plan (the “Cash Balance Plan”) covering certain salaried and hourly employees in the United States, including each of the Named Executive Officers. The Cash Balance Plan was adopted by Owens Corning in replacement of the qualified Salaried Employees’ Retirement Plan maintained prior to 1996, which we refer to as the Prior Plan, which provided retirement benefits primarily on the basis of age at retirement, years of service and average earnings from the highest three consecutive years of service. Under the Cash Balance Plan, each year, eligible employees generally earn a benefit of 4% of such employee’s covered pay. For this purpose, covered pay includes base pay and certain annual incentive bonuses payable during the year. Accrued benefits earn monthly interest based on the average interest rate for five-year U.S. treasury securities. Employees vest in the Cash Balance Plan on completion of five years of service. Vested employees may receive their benefit under the Cash Balance Plan as a lump sum or as a monthly payment when they leave the Company.

As the Company transitioned from the Prior Plan to the current Cash Balance Plan, participating employees who were at least age 40 with 10 years of service as of December 31, 1995, including Mr. Brown, became entitled to receive the greater of their benefit under the Prior Plan frozen as of December 31, 2000, or under the Cash Balance Plan.

Each Named Executive Officer would have been entitled to payment of their vested accrued benefit under the tax-qualified plan in the event of a termination occurring on December 31, 2006, valued as a lump-sum payable as of that date as follows: Mr. Brown, $694,000; Mr. Thaman, $100,000; Mr. High, although not yet vested, would upon death or disability have received $27,000; Mr. Johns, $96,000; and Mr. Dana, $94,000.

In addition to the tax-qualified pension plan, Owens Corning maintains a non-qualified Supplemental Benefit Plan (the “SBP”) to pay eligible employees leaving the Company the difference between the benefits payable under Owens Corning’s tax-qualified pension plan and those benefits which would have been payable except for limitations imposed by the Internal Revenue Code. The Named Executive Officers participate in both the tax-qualified pension plan and the SBP.

Each Named Executive Officer would have been entitled to payment of their vested accrued benefit under the SBP in the event of a termination occurring on December 31, 2006, valued as a lump-sum payable as of that date as follows: Mr. Brown, $1,609,000; Mr. Thaman, $381,000; Mr. High, although not yet vested, would upon death or disability have received $61,000; Mr. Johns, $165,000; and Mr. Dana, $134,000.

Owens Corning maintains a Supplemental Executive Retirement Plan (the “SERP”) covering certain employees and Named Executive Officers who join Owens Corning in mid-career. The SERP provides for a lump sum payment following termination of employment equal to a multiple of the covered employee’s Cash Balance Plan balance minus an offset equal to the present value of retirement benefits attributable to prior employment. Although such offsets may occur upon retirement, amounts shown in the above table do not reflect any such offset.

Each Named Executive Officer would have been entitled to payment of their vested accrued benefit under the SERP in the event of a termination occurring on December 31, 2006, valued as a lump-sum payable as of that date as follows: Mr. Brown and Mr. Thaman do not have a SERP benefit; Mr. High, although not yet vested, would upon death or disability have received $211,000; Mr. Johns, $287,000; and Mr. Dana, $877,000, which includes his supplemental benefit as described above.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The Company has entered into certain agreements and maintains certain plans under which the Company would provide compensation to Named Executive Officers in the event of a termination of employment or a change in control of the Company.

Severance agreements with the Named Executive Officers provide, under certain circumstances, for the payment of an amount equal to two times base salary and annual incentive bonuses plus continuation of health insurance coverage for a period of up to two years and, in the case of Messrs. Brown and Thaman, reimbursement with respect to certain taxes if applicable to the severance payments. Our analysis indicates there are none. The severance agreements provide for payments upon a “change in control” only if the individual is also terminated for reasons other than cause in connection with the change in control. This is commonly referred to as a “double trigger” severance provision. Payments under the severance agreements are made in cash and are paid in the form of a one-time lump-sum payment. Health care coverage provided under the severance agreements is provided in kind.

The CIP and the LTIP each contain provisions that require continued employment during the performance period in order to be eligible to receive a payout under the plans. However, for involuntary termination for reasons other than cause, or for death, disability or retirement, which occur during the performance period, the participant may receive a pro-rated award for that performance period. Under the LTIP, for uncompleted three-year performance cycles for which a participant is eligible for such a pro-rated award, the award would be paid out, if performance targets are obtained, at the time that the award would normally have been paid following the end of the cycle. CIP and LTIP are cash incentive programs for which payments are made in one-time, lump-sum cash payments.

The Owens Corning 2006 Stock Plan provides, under certain circumstances as described above in this item, for either continuation or acceleration of vesting of restricted stock and option awards. Vesting of the stock and option awards occurs only upon a change-in-control or upon the death of the holder. When vested, stock and option awards do not involve cash payments from the Company to the named executive officers.

The Named Executive Officers are entitled, upon or following their termination, to their accrued benefits under the SERP or the SBP arrangements as described above. Named Executive Officers would also be entitled to the normal vested pension payments and other vested benefits which are generally available to all salaried employees who terminate employment with the Company under various circumstances.

Each of the retirement payments of vested accrued benefits that would have occurred upon a termination event described herein are set forth in the narrative to the 2006 Pension Benefits Table above.

The tables and information below reflect the specific circumstances that would trigger potential payments and quantify the amount of such potential payments to each of the Named Executive Officers of the Company in the event of termination of such executive’s employment under various hypothetical termination scenarios, including a change-in-control. The amounts shown in the table assume that such hypothetical termination would have been effective as of December 31, 2006, and are estimates of the amounts which would be paid to the executives upon their hypothetical termination. The actual amounts to be paid can only be determined at the time of, or at some time following, such executive’s separation from the Company.

The following table shows potential payments to David T. Brown, the Company’s President and Chief Executive Officer, upon a termination or a change of control of the Company assuming a termination date of December 31, 2006.

David T. Brown

Executive Benefit and Payments Upon Separation	Voluntary Termination	Disability or Retirement		Involuntary Not For Cause Termination		Involuntary For Cause Termination	Change-in- Control with Involuntary Not For Cause Termination	Change-in- Control with Involuntary For Cause Termination	Change-in- Control with No Termination	Pre- Retirement Death
Compensation:
Corporate Incentive Plan (CIP)	$—	$853,000		$853,000		$—	$1,050,000	$—	N/A	$853,000
Long-Term Incentive Plan (LTIP) (1)
Performance Period 2004-2006	—	3,750,000		3,750,000		—	3,750,000	—	N/A	3,750,000

Benefits & Perquisites:
Stock Awards	—		(2)		(2)	—	2,242,500	2,242,500	$2,242,500	2,242,500
Option Awards	—		(2)		(2)	—	1,649,000	1,649,000	1,649,000	1,649,000
Health Care Continuation (3)	N/A	N/A		10,858		—	10,858	—	N/A	N/A
Cash Severance	N/A	N/A		5,968,000		—	5,968,000	—	N/A	N/A
Outplacement Services (4)	N/A	N/A		50,000		50,000	50,000	50,000	N/A	N/A

(1)	As described above, under the LTIP additional pro-rated payments may be due to Mr. Brown, if Company performance targets are reached, for the three-year performance periods which are still outstanding at the time of his termination. Assuming the LTIP is funded at 100% of target, and that the Compensation Committee does not exercise its discretion to reduce his award, Mr. Brown would be entitled to additional pro-rated payments as follows: (i) for the 2005-2007 performance period, $1,250,000 paid in early 2008; and (ii) for the 2006-2008 performance period, $625,000 paid in early 2009.
(2)	Stock and Option awards do not vest upon retirement, disability or termination for reasons other than cause but continue to vest under the normal three year vesting schedule. The value of the awards at the time that they vest in 2009 is uncertain and would reflect the then current value of the Company common stock.

(3)	The value of health care continuation is estimated based on the Company’s net plan cost and the coverage category in which the executive is enrolled and assumes that they continue to pay the employee portion of the premium. The estimate also assumes a premium increase of 8% for 2008.
(4)	The value of outplacement services is assumed to be the maximum available under the severance agreements. As a practical matter, the value of such services is usually substantially less than this amount.

The following table shows the potential payments to Michael H. Thaman, the Company’s Chairman of the Board and Chief Financial Officer, upon a termination or a change of control of the Company assuming a termination date of December 31, 2006.

Michael H. Thaman

Executive Benefit and Payments Upon Separation	Voluntary Termination	Disability or Retirement	Involuntary Not For Cause Termination	Involuntary For Cause Termination	Change-in- Control Involuntary Not For Cause Termination	Change-in- Control Involuntary For Cause Termination	Change-in- Control with No Termination	Pre- Retirement Death
Compensation:
Corporate Incentive Plan (CIP)	$—	N/A	$475,000	$—	$585,000	$—	N/A	$475,000
Long-Term Incentive Plan (LTIP) (1)
Performance Period 2004-2006	—	N/A	3,185,000	—	3,185,000	—	N/A	3,185,000

Benefits & Perquisites:
Stock Awards	—	N/A	(2)	—	2,242,500	2,242,500	$2,242,500	2,242,500
Option Awards	—	N/A	(2)	—	1,649,000	1,649,000	1,649,000	1,649,000
Health Care Continuation (3)	N/A	N/A	15,575	—	15,575	—	N/A	N/A
Cash Severance	N/A	N/A	3,719,000	—	3,719,000	—	N/A	N/A
Outplacement Services (4)	N/A	N/A	50,000	50,000	50,000	50,000	N/A	N/A

(1)	As described above, under the LTIP additional pro-rated payments may be due to Mr. Thaman, if Company performance targets are reached, for the three-year performance periods which are still outstanding at the time of his termination. Assuming the LTIP is funded at 100% of target, and that the Compensation Committee does not exercise its discretion to reduce his award, Mr. Thaman would be entitled to additional pro-rated payments as follows: (i) for the 2005-2007 performance period, $1,062,000 paid in early 2008; and (ii) for the 2006-2008 performance period, $531,000 paid in early 2009.
(2)	Stock and Option awards do not vest upon retirement, disability or termination for reasons other than cause but continue to vest under the normal three year vesting schedule. The value of the awards at the time that they vest in 2009 is uncertain and would reflect the then current value of the Company common stock.
(3)	The value of health care continuation is estimated based on the Company’s net plan cost and the coverage category in which the executive is enrolled and assumes that they continue to pay the employee portion of the premium. The estimate also assumes a premium increase of 8% for 2008.
(4)	The value of outplacement services is assumed to be the maximum available under the severance agreements. As a practical matter, the value of such services is usually substantially less than this amount.

The following table shows the potential payments to Joseph C. High, the Company’s Senior Vice President, Human Resources, upon a termination or a change of control of the Company assuming a termination date of December 31, 2006.

Joseph C. High

Executive Benefit and Payments Upon Separation	Voluntary Termination	Disability or Retirement	Involuntary Not For Cause Termination	Involuntary For Cause Termination	Change-in- Control Involuntary Not For Cause Termination	Change-in- Control Involuntary For Cause Termination	Change-in- Control with No Termination	Pre- Retirement Death
Compensation:
Corporate Incentive Plan (CIP)	$—	N/A	$198,000	$—	$211,000	$—	N/A	$198,000
Long-Term Incentive Plan (LTIP) (1)
Performance Period 2004-2006	—	N/A	878,000	—	878,000	—	N/A	878,000

Benefits & Perquisites:
Stock Awards	—	N/A	(2)	—	1,046,500	1,046,500	$1,046,500	1,046,500
Option Awards	—	N/A	(2)	—	769,000	769,000	769,000	769,000
Health Care Continuation (3)	N/A	N/A	15,575	—	15,575	—	N/A	N/A
Cash Severance	N/A	N/A	1,761,000	—	1,761,000	—	N/A	N/A
Outplacement Services (4)	N/A	N/A	50,000	50,000	50,000	50,000	N/A	N/A

(1)	As described above, under the LTIP additional pro-rated payments may be due to Mr. High, if Company performance targets are reached, for the three-year performance periods which are still outstanding at the time of his termination. Assuming the LTIP is funded at 100% of target, and that the Compensation Committee does not exercise its discretion to reduce his award, Mr. High would be entitled to additional pro-rated payments as follows: (i) for the 2005-2007 performance period, $293,000 paid in early 2008; and (ii) for the 2006-2008 performance period, $146,000 paid in early 2009.
(2)	Stock and Option awards do not vest upon retirement, disability or termination for reasons other than cause but continue to vest under the normal three year vesting schedule. The value of the awards at the time that they vest in 2009 is uncertain and would reflect the then current value of the Company common stock.
(3)	The value of health care continuation is estimated based on the Company’s net plan cost and the coverage category in which the executive is enrolled and assumes that they continue to pay the employee portion of the premium. The estimate also assumes a premium increase of 8% for 2008.
(4)	The value of outplacement services is assumed to be the maximum available under the severance agreements. As a practical matter, the value of such services is usually substantially less than this amount.

The following table shows the potential payments to David L. Johns, the Company’s Senior Vice President and Chief Supply Chain and Information Technology Officer, upon a termination or a change of control of the Company assuming a termination date of December 31, 2006.

David L. Johns

Executive Benefit and Payments Upon Separation	Voluntary Termination	Disability or Retirement	Involuntary Not For Cause Termination	Involuntary For Cause Termination	Change-in- Control Involuntary Not For Cause Termination	Change-in- Control Involuntary For Cause Termination	Change-in- Control with No Termination	Pre- Retirement Death
Compensation:
Corporate Incentive Plan (CIP)	$—	N/A	$164,000	$—	$239,000	$—	N/A	$164,000
Long-Term Incentive Plan (LTIP) (1)
Performance Period 2004-2006	—	N/A	992,000	—	992,000	—	N/A	992,000
Benefits & Perquisites:
Stock Awards	—	N/A	(2)	—	1,046,500	1,046,500	$1,046,500	1,046,500
Option Awards	—	N/A	(2)	—	769,000	769,000	769,000	769,000
Health Care Continuation (3)	N/A	N/A	16,548	—	16,548	—	N/A	N/A
Cash Severance	N/A	N/A	1,390,000	—	1,390,000	—	N/A	N/A
Outplacement Services (4)	N/A	N/A	50,000	50,000	50,000	50,000	N/A	N/A

(1)	As described above, under the LTIP additional pro-rated payments may be due to Mr. Johns, if Company performance targets are reached, for the three-year performance periods which are still outstanding at the time of his termination. Assuming the LTIP is funded at 100% of target, and that the Compensation Committee does not exercise its discretion to reduce his award, Mr. Johns would be entitled to additional pro-rated payments as follows: (i) for the 2005-2007 performance period, $331,000 paid in early 2008; and (ii) for the 2006-2008 performance period, $165,000 paid in early 2009.
(2)	Stock and Option awards do not vest upon retirement, disability or termination for reasons other than cause but continue to vest under the normal three year vesting schedule. The value of the awards at the time that they vest in 2009 is uncertain and would reflect the then current value of the Company common stock.
(3)	The value of health care continuation is estimated based on the Company’s net plan cost and the coverage category in which the executive is enrolled and assumes that they continue to pay the employee portion of the premium. The estimate also assumes a premium increase of 8% for 2008.
(4)	The value of outplacement services is assumed to be the maximum available under the severance agreements. As a practical matter, the value of such services is usually substantially less than this amount.

The following table shows the potential payments to Charles E. Dana, the Vice President and President, Composite Solutions Business, upon a termination or a change of control of the Company assuming a termination date of December 31, 2006.

Charles E. Dana

Executive Benefit and Payments Upon Separation	Voluntary Termination	Disability or Retirement	Involuntary Not For Cause Termination	Involuntary For Cause Termination	Change-in- Control Involuntary Not For Cause Termination	Change-in- Control Involuntary For Cause Termination	Change-in- Control with No Termination	Pre- Retirement Death
Compensation:
Corporate Incentive Plan (CIP)	$—	N/A	$224,000	$—	$260,000	$—	N/A	$224,000
Long-Term Incentive Plan (LTIP) (1)
Performance Period 2004-2006	—	N/A	906,000	—	906,000	—	N/A	906,000
Benefits & Perquisites:
Stock Awards	—	N/A	(2)	—	1,046,500	1,046,500	$1,046,500	1,046,500
Option Awards	—	N/A	(2)	—	769,000	769,000	769,000	769,000
Health Care Continuation (3)	N/A	N/A	15,575	—	15,575	—	N/A	N/A
Cash Severance	N/A	N/A	1,531,000	—	1,531,000	—	N/A	N/A
Outplacement Services (4)	N/A	N/A	50,000	50,000	50,000	50,000	N/A	N/A

(1)	As described above, under the LTIP additional pro-rated payments may be due to Mr. Dana, if Company performance targets are reached, for the three-year performance periods which are still outstanding at the time of his termination. Assuming the LTIP is funded at 100% of target, and that the Compensation Committee does not exercise its discretion to reduce his award, Mr. Dana would be entitled to additional pro-rated payments as follows: (i) for the 2005-2007 performance period, $330,000 paid in early 2008; and (ii) for the 2006-2008 performance period, $177,000 paid in early 2009.
(2)	Stock and Option awards do not vest upon retirement, disability or termination for reasons other than cause but continue to vest under the normal three year vesting schedule. The value of the awards at the time that they vest in 2009 is uncertain and would reflect the then current value of the Company common stock.
(3)	The value of health care continuation is estimated based on the Company’s net plan cost and the coverage category in which the executive is enrolled and assumes that they continue to pay the employee portion of the premium. The estimate also assumes a premium increase of 8% for 2008.
(4)	The value of outplacement services is assumed to be the maximum available under the severance agreements. As a practical matter, the value of such services is usually substantially less than this amount.

Non-Employee Director Compensation

The following table sets forth the compensation for 2006 of the non-employee members of the Board of Directors of the Company. The indicated amounts cover service as directors of both the Company and OCD, as applicable. Employee directors do not receive additional compensation for such service. Current directors who did not serve on the Board during 2006 are not included in this table. To the extent that there is nothing to report for 2006, the prescribed column is omitted. The narrative that follows the table describes the compensation programs applicable to the non-employee directors of the Company during 2006.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(3)	Total ($)
(a)	(b)	(c)	(h)
Norman P. Blake, Jr.	133,535	10,000	143,535
Gaston Caperton	138,529	10,000	148,529
William W. Colville	124,527	10,000	134,527
Ralph F. Hake	39,146	10,000	49,146
F. Philip Handy	39,146	10,000	49,146
Landon Hilliard	132,529	10,000	142,529
Ann Iverson	132,027	10,000	142,027
Joseph F. Neely	42,146	10,000	52,146
W. Ann Reynolds	143,029	10,000	153,029
Robert B. Smith, Jr.	118,527	10,000	128,527
Marc Sole (2)	0	0	0
Daniel K. K. Tseung	31,136	10,000	41,136

(1)	Includes annual retainer as well as meeting and committee fees for 2006.
(2)	Director Marc Sole has disclaimed compensation for service on the Board.
(3)	The amounts shown in this column relate to restricted stock granted under the Director equity program in the Owens Corning 2006 Stock Plan. These amounts reflect the dollar amounts recognized for 2006 financial statement reporting purposes in accordance with FAS 123R, disregarding the estimate of forfeitures related to service-based vesting conditions. See Note 21 to the Consolidated Financial Statements included in our 2006 10-K for a discussion of the relevant assumptions made in such valuation. Each of these awards will vest on the third anniversary of the grant date, subject to accelerated or continued vesting as may be determined by the Compensation Committee. The total fair market value of the awards of 6,000 shares at the October 31, 2006 grant date was $180,000.

The Company compensates each director who is not an employee pursuant to a standard annual retainer/meeting fee arrangement. Such arrangement provides for an annual cash retainer, annual Chair retainer and meeting fees as approved by the Compensation Committee. Effective October 19, 2006, director compensation was adjusted for non-employee directors to provide for an annual board retainer of $125,000, pro-rated for service for the remainder of 2006. Effective January 1, 2007, annual board retainers are provided in the form of 50% cash and 50% in restricted shares of our common stock valued as of the first trading day of the year. The Chair of the Audit Committee receives an additional annual retainer of $15,000, and the Chairs of all other board committees receive an additional annual retainer of $10,000. Effective October 1, 2007, the Lead Independent Director receives an additional annual retainer of $75,000. Directors receive meeting fees of $1,500 per meeting for attendance at each Board meeting, at each Committee meeting of which the director is a member and at each other function which the director is requested by the Company to attend. In addition, each new director is eligible for a grant of 6,000 restricted shares of our common stock upon their initial election or appointment to the Board. Non-employee directors receive no perquisites.

For periods prior to October 19, 2006, director compensation provided for an annual board retainer of $100,000, an annual retainer of $7,500 for Committee Chairs, and meeting fees of $1,500 per meeting for attendance at each Committee meeting of which the director was a member and at each other function which the director was requested by the Company to attend.

The restricted shares described above are granted under the Owens Corning 2006 Stock Plan. Any additional grants of shares or options to directors under this program will be as determined by the Compensation Committee. Each award will vest in its entirety on the third anniversary of the grant, subject to accelerated or continued vesting as may be determined by the Compensation Committee. Any options issued will be issued with an exercise price at the then fair market value.

Owens Corning has established a Deferred Compensation Plan, effective January 1, 2007, under which non-employee directors are permitted to defer some or all of their annual cash retainer and meeting fees. Such deferred compensation will be credited to an individual account and will accrue gains or losses under notional investment funds available under the plan and as selected by the director (which will include a Company stock fund).

Securities Authorized for Issuance under Equity Compensation Plans

In conjunction with the Debtors’ emergence from Chapter 11, and as approved by the Debtors’ plan of reorganization, during 2006 the Company adopted the Owens Corning 2006 Stock Plan, a stock-based compensation plan applicable to employees, management and directors that authorized grants of stock options, SARs, stock awards, restricted stock awards, restricted stock units, bonus stock awards and performance stock awards. Information regarding Owens Corning’s equity compensation plans as of December 31, 2006*, is as follows:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (2)	2,123,100	(1)	$30.00	(1)	3,696,750	(1)
Equity compensation plans not approved by security holders	—		—		—

Total	2,123,100		$30.00		3,696,750

(1)	Relates to the Owens Corning 2006 Stock Plan.
(2)	In conjunction with the confirmation of the plan of reorganization, the Owens Corning 2006 Stock Plan was approved by the USBC. In accordance with Section 303 of the Delaware General Corporation Law, such approval constituted stockholder approval of the Owens Corning 2006 Stock Plan.

*	As of the record date, October 9, 2007, there were 2,167,170 securities to be issued upon exercise of outstanding options, warrants and rights at a weighted-average exercise price of $29.90 with a weighted average remaining contractual term of 9 years, as well as 3,402,519 shares subject to outstanding full-value awards, and 3,280,311 securities available for issuance under equity compensation plans approved by stockholders.

PROPOSAL 2. APPROVAL OF AMENDED AND RESTATED OWENS CORNING 2006 STOCK PLAN

At the annual meeting, the stockholders will be asked to approve an amendment and restatement of the Owens Corning 2006 Stock Plan (the “Current Plan”) in order to increase the number of shares that may be issued under the Current Plan and to amend certain other provisions of the Current Plan as described below.

The Current Plan was established in October 2006 and approved for a term of 10 years by the USBC in connection with emergence from Chapter 11 bankruptcy. The Current Plan provides for participation by employees, management and directors and authorizes grants of stock options, SARs, stock awards, restricted stock awards, restricted stock units, bonus stock awards and performance stock awards, each in the discretion of the independent Compensation Committee of the Board of Directors.

The Board of Directors believes that the amendment and restatement of the Current Plan at the first post-emergence meeting of the stockholders is prudent and desirable. The Compensation Committee has adopted, and the Board of Directors has ratified, subject to the approval of the Company’s stockholders, the Amended and Restated Owens Corning 2006 Stock Plan, (the “Amended Plan”). The Amended Plan will become effective upon approval by the Company’s stockholders.

Purpose of Amended Plan

In connection with the approval of the Current Plan by the USBC, the plan of reorganization set forth the number of shares available under the Current Plan which itemized the total number of shares available into groups available for specific types of awards. One purpose of the Amended Plan is to clarify the terms of the Current Plan and to confirm that the Compensation Committee may grant any of the various types of performance-related and stock-based compensation available under the Amended Plan from the shares available and approved by stockholders.

Consistent with and in furtherance of our previously disclosed compensation philosophy of shifting a greater percentage of total compensation from cash to equity, it is desirable to increase the total number of shares available under the Amended Plan, in an amount and a manner that is in accordance with broadly accepted institutional stockholder guidelines. In addition, the proposed amendments allow the Compensation Committee to more fully utilize the Amended Plan in lieu of some cash compensation.

The Amended Plan will thus aid the Company in attracting, retaining and motivating key employees and in aligning the interests of key employees with the interests of stockholders and in encouraging their efforts to enhance stockholder value.

Proposed Amendments

The amendments to the proposed Amended Plan include, among other minor administrative changes:

•

Clarify that the independent Compensation Committee has the discretion to grant all types of performance-based and stock-based awards available under the terms of the Amended Plan from the pool of shares available, including Performance Share Units, with specific performance goals determined by the Committee;

•

Increase the maximum number of shares available for grants under the plan by 3,750,000 shares to a total of 12,600,000 shares, of which approximately 5.6 million shares have already been utilized for grants under the Current Plan, upon and since emergence from Chapter 11 (the majority of which are attributable to a one-time emergence equity grant in October 2006 covering all Company employees).

•	Define the list of performance criteria that may be used in conjunction with performance-based awards;

•	Clarify that Non-Qualified Stock Options have a maximum term of 10 years;

•	Clarify the language prohibiting repricing of options;

•	Clarify minimum vesting period requirements applicable to full value awards; and

•	Establish a termination date for the Amended Plan of December 6, 2017.

Summary of Terms of Amended Plan

The following is a summary of the essential terms of the Amended Plan and is qualified in its entirety by reference to the full text of the Amended Plan attached to this Proxy Statement as Annex A. Please refer to Annex A for a more complete description of the terms of the Amended Plan.

Types of Awards

The Amended Plan permits the granting of the same types of awards as under the Current Plan which are:

• Stock Options • Stock Appreciation Rights • Performance Share Units	• Restricted Stock • Other stock-based grants • Dividend equivalents

Eligible Participants

The Amended Plan will be administered by the Compensation Committee, which consists entirely of independent directors. The Compensation Committee has the authority to select the individuals to whom awards will be granted and the type and amount of each award, including any performance criteria and vesting requirements associated with such grants.

Maximum Number of Shares Authorized Under the Amended Plan

Up to 12,600,000 shares of common stock may be granted under the Amended Plan (of which approximately 5.6 million shares have already been utilized for grants under the Current Plan, leaving approximately 7 million shares available for future grants), all of which shall be available for any type of awards under the Amended Plan. No more than 300,000 shares may be granted to any individual in any given year under the Amended Plan. The Company may use authorized and unissued shares or treasury shares in connection with grants under the Amended Plan. Shares underlying the unexercised or undistributed portion of any terminated, expired or forfeited award are available for further awards under the Amended Plan. Shares withheld or delivered for tax withholding or as the exercise price of a stock option are not available for future awards.

No awards may be made under the Amended Plan after December 6, 2017.

Stock Options and Stock Appreciation Rights

Stock options granted under the Amended Plan may vest on the basis of the satisfaction of performance conditions established by the Compensation Committee or on the basis of the passage of time. Options that vest on the basis of the passage of time and continued employment currently cliff vest after a three-year period, and have a ten-year term. As under the Current Plan, all options granted under the Amended Plan will have an exercise price equal to the fair market value of our common stock on the date of grant, and option re-pricing is expressly prohibited.

The Amended Plan permits the grant of either incentive stock options or options not qualifying under the Internal Revenue Code. For purposes of grants of incentive stock options under the Amended Plan, the maximum number of shares available for such grants shall be no more than 2,000,000 shares.

As under the Current Plan, repricing, changing the terms of an option to lower its exercise price or taking any other action which has the economic effect of repricing options is not permitted under the terms of the Amended Plan. In addition, the Amended Plan clarifies the repricing prohibition provision to further address the situations under which the repricing prohibition applies.

As under the Current Plan, the Amended Plan authorizes grants of stock appreciation rights either alone or in conjunction with a stock option. Stock appreciation rights entitle recipients to receive payments in cash, shares or a combination, of an amount representing the appreciation in the market value of a specified number of shares from the date of grant until the date of exercise. To the extent an option is exercised, any stock appreciation right granted in respect of such option is canceled. To the extent a stock appreciation right is exercised, its related option is canceled.

Performance Awards

The Compensation Committee may also grant performance awards under the Amended Plan. Performance stock awards under the plan may be made in the form of performance share units (“PSUs”) which can be settled either in cash or shares of our common stock at the end of a performance period. The amount of PSUs actually received by a participant “at, above or below” such participant’s target grant is determined by whether the performance goals set by the Compensation Committee are “met, exceeded or missed,” respectively.

Performance criteria may be selected by the Compensation Committee from among a number of performance measures as set forth in the definition of “Performance Measures” in Section 1.2 of the Amended Plan. Such performance measures may be applicable to the Company or any subsidiary or business unit and are designed to comply with the performance based compensation requirements of Section 162(m) of the Code.

The Compensation Committee selects both the performance goals and the period over which the performance is measured. Performance awards may be subject to being partially or fully forfeited if the participant terminates employment prior to the end of the performance period as determined by the Compensation Committee. Finally, performance awards may be payable in cash or shares of common stock, or a combination of cash and shares, at the end of the performance period, as determined by the Compensation Committee.

Restricted Stock or Restricted Stock Units

The Compensation Committee may award shares of common stock that are subject to restrictions and conditions as determined by the Compensation Committee. Restricted stock awards may vest on the basis of the satisfaction of performance conditions established by the Compensation Committee or on the basis of the passage of time. Recipients of restricted stock receive dividends on, and may vote the shares subject to a grant. Shares of restricted stock may not, however, be sold or otherwise transferred prior to the lapse of the restrictions.

The Compensation Committee may also award restricted stock units with conditions and restrictions determined by the Compensation Committee. Restricted stock units convert into shares of our common stock if the recipient is still employed on the date that specified restrictions lapse. Restricted stock units may vest on the basis of the satisfaction of performance conditions established by the Compensation Committee or on the basis of the passage of time. Recipients of restricted stock units may not vote the units in stockholder votes, but they do receive payments equal to the amount of dividends that would be paid on an equivalent number of shares of common stock.

Other Stock-Based Awards

Consistent with the Current Plan, the Compensation Committee may grant other awards under the Amended Plan pursuant to which shares of common stock are or may in the future be acquired, or awards denominated in stock units, including awards valued using measures other than market value.

Change in Control

In the event of a change in control of the Company, stock options and stock appreciation rights that are not exercisable will become immediately exercisable and the restriction period applicable to any outstanding restricted stock or restricted stock unit award will lapse and the performance period applicable to any outstanding performance share shall lapse consistent with the terms of the Plan.

A change in control is defined in the Amended Plan as:

•	the acquisition by a person or group of beneficial ownership of 50% or more of the outstanding stock or combined voting power of securities entitled to vote;

•

a change in the composition of the Board over a two year period that results in a majority of current directors (or successor directors approved by our current directors) not being continuing directors;

•

a merger, consolidation or sale of substantially all the assets of the Company in a transaction in which our stockholders immediately prior to the transaction do not own at least 50% of the voting power of the surviving, resulting or transferee entity; or

•	the consummation of a plan of complete liquidation or dissolution of the Company.

The definition excludes purchases or sales of stock by or from the Company or one of our employee benefit plans or trusts.

Amendment and Termination

The Compensation Committee has the power to amend the Amended Plan. However, the Compensation Committee may not, without stockholder approval, amend the Amended Plan to:

•	increase the maximum number of shares authorized for issuance pursuant to the Amended Plan;

•	extend the term of the Amended Plan;

•	reduce the minimum purchase price of a share of Common Stock subject to an option; or

•	effect any change inconsistent with Section 422 of the Internal Revenue Code of 1986, as amended.

The Board may suspend or terminate the Amended Plan at any time. No such suspension or termination, however, shall affect the terms or conditions of any award granted prior to termination.

Other Terms

The Amended Plan provides that no award shall be transferable by a participant other than by will or the laws of descent and distribution.

Federal Income Tax Consequences

THE FOLLOWING IS ONLY A BRIEF SUMMARY OF THE PRINCIPAL FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE AMENDED PLAN. THIS SUMMARY NEITHER PURPORTS NOR IS IT INTENDED TO BE COMPLETE OR EXHAUSTIVE AND DOES NOT DESCRIBE THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF STATE, LOCAL OR FOREIGN TAX LAWS.

Incentive Stock Options

An incentive stock option grant will not result in any immediate tax consequences to the Company or to the participant. Generally, taxes will not be incurred by a participant until disposition of stock acquired under such options (except that upon exercise, the alternative minimum tax may apply), and we will not be entitled to any deduction. Upon such a disposition, the Company will generally be entitled to a deduction in the same amount and at the same time as the participant realizes such ordinary income.

Nonqualified Stock Options

The grant of a nonqualified stock option will not result in any immediate tax consequence to the Company or the participant. Generally, taxes will be incurred upon exercise of a nonqualified stock option, and the Company will generally be entitled to a deduction in the same amount.

Stock Appreciation Rights

The grant of a stock appreciation right will not result in any immediate tax consequence to the Company or to the participant. Generally, taxes will be incurred upon exercise of a stock appreciation right, and the Company will generally be entitled to a deduction in the same amount.

Restricted Stock and Restricted Stock Units

A participant who receives restricted stock or units will in most cases be subject to tax at ordinary income rates on the market value of the restricted stock at the time the restrictions lapse. In the case of a sale of shares after the expiration of the restriction period, the holding period will determine whether the participant has long-term or short-term capital gain or loss. In most instances, the Company will be entitled to a deduction equal to the amount treated as compensation to the participant.

Performance Share Awards and Other Stock-Based Awards

A participant who receives any performance award or other stock-based award will recognize income, and we will generally be allowed a deduction, when the award is paid. The amount of cash and the market value of the shares of common stock received will be ordinary income to the participant and the Company will generally be entitled to a tax deduction for the same amount.

Tax Deductibility Limitation

The Internal Revenue Code of 1986, as amended, limits the allowable tax deduction that may be taken by us for compensation paid to certain named executive officers. The limit is $1,000,000 per executive per year, but compensation payable solely on account of the attainment of performance goals is excluded from the limitation. Under the Amended Plan, stock options, stock appreciation rights and performance share awards are intended to qualify as performance based compensation not subject to the $1,000,000 limitation. Restricted stock and other stock-based awards that are not performance based would be subject to the limitation.

New Plan Benefits

Equity grants under the Current Plan and the Amended Plan are subject to the discretion of the Compensation Committee. The Committee’s exercise of discretion in future years will be disclosed in the appropriate manner at the time of such grants. No grants have been made that are contingent on approval of the Amended Plan.

The Board of Directors recommends a vote FOR approval of the Amended and Restated Owens Corning 2006 Stock Plan.

PROPOSAL 3. RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for 2008, subject to ratification by our stockholders.

Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.

We are asking our stockholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Board of Directors recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2008.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed and services provided by the Company’s principal accountant for the years ended December 31, 2006 and 2005 are as follows:

	2006	2005
	(In thousands)
Audit Fees (1)	$5,596	$3,600
Audit-Related Fees (2)(3)	96	108
Tax Fees (2)(4)	73	15
All Other Fees (2) (5)	59	10

Total fees	$5,824	$3,733

(1)	Amounts shown reflect fees for the years ended December 31, 2006 and 2005, respectively.
(2)	Amounts shown reflect fees billed in the years ended December 31, 2006 and 2005, respectively.
(3)	Amounts shown for 2006 and 2005 are for audits of foreign employee benefit plans and other miscellaneous foreign statutory reporting requirements.
(4)	Amounts shown for 2006 and 2005 are for tax compliance services related to value added taxes for a foreign entity.
(5)	Amounts shown include fees related to benchmarking services and accounting research software. In addition, 2006 fees also include fees related to an audit software tool.

The above amounts do not include $119,600 and $80,000 of fees billed in 2006 and 2005, respectively, for audits of Company sponsored employee benefit plans. These fees were billed directly to the respective benefit plans.

It is the Company’s practice that all services provided to the Company by its independent registered public accounting firm be pre-approved either by the Audit Committee or by the Chairman of the Audit Committee pursuant to authority delegated by the Audit Committee. No part of the independent registered public accounting firm services related to the Audit-Related Fees, Tax Fees, or All Other Fees listed in the table above was approved by the Audit Committee pursuant to the exemption from pre-approval provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The following Audit Committee Report originally appeared in the 2006 10-K and is incorporated here.

AUDIT COMMITTEE REPORT:

The Audit Committee has reviewed and discussed the audited financial statements of the Company contained in this annual report on Form 10-K with management and with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board. The Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board, and has discussed the independence of PricewaterhouseCoopers LLP with representatives of that firm.

Based on the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

By Audit Committee:

Norman P. Blake, Jr., Chairman

Ralph F. Hake

Ann Iverson

Joseph F. Neely

W. Howard Morris

W. Ann Reynolds

Daniel K. K. Tseung

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2008 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at One Owens Corning Parkway, Toledo, Ohio 43659 by June 28, 2008. The proposal should be sent to the attention of the Secretary of the Company.

Under our amended and restated bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2008 Annual Meeting:

•

not earlier than the 120th day and not later than the 90th day prior to the first anniversary of this year’s Annual Meeting, if the date of the 2008 Annual Meeting is held within 30 days before or 60 days after the first anniversary of this year’s Annual Meeting, or

•

if the date of the 2008 Annual Meeting is more than 30 days before or more than 60 days after the first anniversary of the date of this year’s Annual Meeting, not earlier than the 120th day prior to the date of the 2008 Annual Meeting and not later than the later of the 90th day prior to the date of the 2008 Annual Meeting and the 10th day following the day on which a public announcement of the date of the 2008 Annual Meeting is made by the Company.

These time limits also apply in determining whether notice is timely for purposes of SEC rules relating to the exercise of discretionary voting authority. If we do not receive timely notice, or if we meet other SEC requirements, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting at the meeting.

The Board is not aware of any matters that are expected to come before the 2007 Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named as proxies intend to vote the proxies in accordance with their best judgment.

The chairman of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

Whether or not you plan to attend the Annual Meeting, please vote by telephone, on the Internet, or by mail.

If you vote by telephone, the call is toll-free. No postage is required for mailing in the United States if you vote by mail using the enclosed prepaid envelope.

By order of the Board of Directors,

Stephen K. Krull

Secretary

Annex A

OWENS CORNING

2006 STOCK PLAN

(As Amended and Restated effective December 6, 2007)

I. INTRODUCTION

1.1 Purpose. The purpose of the Owens Corning Stock Incentive Plan (the “Plan”) is to promote the long-term financial success of Owens Corning (the “Company”) by (i) establishing a Management Equity Program; (ii) establishing a broad-based Employee Equity Program for all Company employees (other than those persons eligible to participate in the Management Equity Program); (iii) attracting and retaining executive personnel of outstanding ability; (iv) strengthening the Company’s capability to develop, maintain and direct a competent management team; (v) motivating executive personnel by means of performance-related incentives to achieve longer-range performance goals; (vi) providing incentive compensation opportunities which are competitive with those of other major corporations; (vii) enabling Company employees and executive personnel to participate in the long-term growth and financial success of the Company through increased stock ownership and (viii) serving as a mechanism to attract, retain and properly compensate outside directors. Where the grant of shares of stock under this Plan is restricted or rendered impracticable by foreign local laws and/or regulations, the foregoing purposes will be promoted through some alternative arrangement (or in some cases cash equivalents) as applicable.

1.2 Certain Definitions. In addition to the defined terms set forth elsewhere in this Plan, the terms set forth below, shall, when capitalized, have the following respective meanings.

“Agreement” shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Bonus Stock” shall mean shares of Common Stock that are not subject to a Restriction Period or Performance Measures.

“Cause” shall mean the willful and continued failure to substantially perform the duties assigned by the Company (other than a failure resulting from the optionee’s Disability), the willful engaging in conduct which is demonstrably injurious to the Company or any Subsidiary, monetarily or otherwise, including conduct that, in the reasonable judgment of the Committee, no longer conforms to the standard of the Company’s employees or executives, any act of dishonesty, commission of a felony, or a significant violation of any statutory or common law duty of loyalty to the Company.

“Change in Control” shall have the meaning set forth in Section 6.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan, consisting of two or more members of the Board, each of whom shall be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “Independent Director” within the meaning of the rules of the New York Stock Exchange.

“Common Stock” shall mean the new common stock, $.01 par value, of the Company.

“Disability” shall mean the inability of the holder of an award to perform substantially such holder’s duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee. To the extent that Code Section 409A is applicable to a particular award, the term “Disability” shall have the meaning as defined under that Section.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on the New York Stock Exchange on the date as of which such value is being determined or, if the Common Stock is not listed on the New York Stock Exchange, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided further, that Fair Market Value may be determined by the Committee by whatever other means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate. Notwithstanding the foregoing, for any purposes under this Plan including for Plan administrative purposes, the Committee may, in its discretion, apply any other definition of Fair Market Value which is reasonable and consistent with applicable tax, accounting and other rules.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof, as set forth in the Agreement, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock which meets the requirements of Section 422 of the Code, or any successor provision, and which is intended by the Committee to constitute an Incentive Stock Option.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” shall mean an option to purchase shares of Common Stock that is not an Incentive Stock Option.

“Participant” shall mean an individual who has been granted an Incentive Stock Option, a Non-Qualified Stock Option, an SAR, a Bonus Stock Award, Performance Share Award, Restricted Stock Award or Restricted Stock Unit Award.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder’s receipt of Common Stock subject to a Restricted Stock Award or a Performance Share Award and/or of payment with respect to such award. The Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting, but only to the extent such adjustment would not cause any portion of the award, upon payment, or the option, upon exercise, to be nondeductible pursuant to Section 162(m) of the Code. Such criteria and objectives may include one or more of the following: total stockholder return (based on the change in the price of a share of the Company’s Common Stock and dividends paid); brand recognition or acceptance; cost savings or waste elimination; earnings before interest, taxes and amortization (“EBITA”); also EBIT, EBITDA, OBIT, or OBITDA; earnings per share; income; operating income; market share or market segment share; net income; new product innovation; operating profit or net operating profit; operating margins or profit margins; profits or gross profits; product cost reductions; product release schedules; return on stockholder’s equity; return on assets; return on capital employed; return on invested capital; return on operating revenue; revenue or revenue growth; sales or segment sales; share price performance; strategic corporate objectives (including but not limited to: increase in revenue with certain customers, customer groups, or customer types; revenues, synergies or savings related to corporate transactions; safety performance; sustainability or environmental performance); economic value added; and cash flows (including, but not limited to: operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment); any combination of the foregoing performance measures; or any other performance measure as selected by the Committee which is intended to meet the requirements for performance based compensation under Section 162(m) of the Code. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard.

“Performance Period” shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

“Performance Share” shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu of all or a portion thereof, at the Committee’s discretion, the Fair Market Value of such Performance Share in cash.

“Performance Share Award” shall mean an award of Performance Shares under this Plan.

“Permanent and Total Disability” shall have the meaning set forth in Section 22(e) (3) of the Code or any successor thereto.

“Restricted Stock” shall mean shares of Common Stock that are subject to a Restriction Period.

“Restricted Stock Unit” shall mean the right to receive one share of Common Stock which shall be contingent upon the expiration of a specified Restriction Period and subject to such additional restrictions as may be contained in the Agreement relating thereto.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, a Restricted Stock Unit Award, or a Bonus Stock Award.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Qualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

1.3 Administration. This Plan shall be administered by the Committee. The Committee shall have the authority to determine eligibility for awards hereunder and to determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, and the number of Performance Shares subject to such an award, the exercise price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options, stock awards, and/or SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Share Award shall lapse, (iv) the Performance Measures applicable to any outstanding Restricted Stock Award (if any) and to any outstanding Performance Share Award shall be deemed to be satisfied at the maximum or any other level.

The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

Notwithstanding anything in the Plan to the contrary, in accordance with Section 157 of the Delaware General Corporation Law, the Committee may, by resolution, authorize one or more executive officers of the Company to do one or both of the following: (i) designate non-director and non-executive officer employees of the Company or any of its Subsidiaries to be recipients of rights or options entitling the holder thereof to purchase from the Company shares of its capital stock of any class or other awards hereunder; and (ii) determine the number of such rights or options, or awards to be received by such non-director and non-executive officer employees; provided, however, that the resolution so authorizing such executive officer or officers shall specify the total number of rights or options, or awards such executive officer or officers may so award. The Committee may not authorize an executive officer to designate himself or herself or any director or other executive officer of the Company to be a recipient of any such rights, options, or awards.

Notwithstanding anything in the Plan to the contrary, to the extent an award granted hereunder would be subject to the requirements of Section 409A of the Code and the regulations thereunder, then the Agreement for such award and the Plan shall be construed and administered so as the award complies with Section 409A of the Code and the regulations thereunder.

Awards may be granted to Participants in jurisdictions outside the United States. To the extent necessary or advisable to comply with applicable local laws while concurrently aiming to achieve the purposes of the Plan it may be determined by the Committee that the terms and conditions applicable to those awards granted to Participants outside the United States are different from those under the Plan.

1.4 Eligibility. Participants in this Plan shall consist of such directors, officers, and employees of the Company and its Subsidiaries, Affiliates or Joint Ventures from time to time, and any other entity designated by the Board or the Committee (individually a “Subsidiary” and collectively the “Subsidiaries”) as the Committee, in its sole discretion, may select from time to time. For purposes of this Plan, reference to employment by the Company shall also mean employment by a Subsidiary, Affiliate or Joint Venture.

1.5 Shares Available. Subject to adjustment as provided in Section 6.7, 12,600,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, including Directors Options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Shares. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a Tandem SAR), Free-Standing SAR, Stock Award or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award, then such shares of Common Stock shall again be available under this Plan. Notwithstanding any other provision of the Plan to the contrary, any and all of the shares available under this paragraph shall be available for any or all types of awards, including full value stock awards, which are available under the terms of the Plan.

Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options, SARs, Stock Awards or Performance Share Awards or a combination thereof may be granted during any calendar year to any person shall be 300,000, subject to adjustment as provided in Section 6.7.

For purposes of grants of Incentive Stock Options under this Plan, the maximum number of shares available for such grant(s) shall be no more than 2,000,000 shares.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options. The Committee may, in its discretion, grant Incentive Stock Options or Non-Qualified Stock Options to such eligible persons under Section 1.4 as may be selected by the Committee.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares and the purchase price per share of Common Stock subject to an option shall be determined by the Committee, provided, however, that the purchase price per share of Common Stock shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option and provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

(b) Option Period and Exercisability. Each option, by its terms, shall require the Participant to remain in the continuous employ of the Company for at least one year following the date of grant of the option before any part of the option shall be exercisable, except in the case of a Change in Control. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option nor Non-Qualified Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. Once determined and stated in an Agreement with respect to an option, the period during which an option can be exercised shall not be further extended. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only for whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) by the delivery of cash in the amount of the aggregate purchase price payable by reason of such exercise, (B) for employees other than Canadian employees, by delivery (either actual delivery or by attestation procedures established by the Company) of previously acquired shares of Common Stock that have an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise (C) by the delivery of cash in the amount of the aggregate purchase price payable by reason of such exercise by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefore has been paid (or arrangement made for such payment to the Company’s satisfaction).

Notwithstanding the foregoing, permitted exercise methods may be limited by the terms of the individual Award Agreement.

2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons under Section 1.4 as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

(b) Exercise Period and Exercisability. Each SAR, by its terms, shall require the Participant to remain in the continuous employ of the Company for at least one year following the date of grant of the SAR before any part of the SAR shall be exercisable, except in the case of a Change in Control. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof, provided, however, that cash settled SARs may only be granted to persons not subject to United States income tax laws, including Section 409A of the Code and the rules and regulations promulgated thereunder. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR may be exercised later than 10 years after its date of grant; provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. Once determined and stated in an Agreement with respect to an SAR, the period during which an SAR can be exercised shall not be further extended. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the Shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

2.3 Termination of Employment or Service. (a) Non-Qualified Stock Options and SARs. All of the terms relating to the exercise period or to the vesting, in whole or in part, or forfeiture and cancellation of such option or SAR award upon a termination of employment or service with the Company of the holder, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and as set forth in the Agreement. Notwithstanding the foregoing, age and service requirements set forth in any individual Award Agreement will be inapplicable in jurisdictions where they are in conflict with implementation of the European Union Age Discrimination Directive.

(b) Incentive Stock Options. All of the terms relating to the exercise period or to the vesting, in whole or in part, or forfeiture and cancellation of such Incentive Stock Option award upon a termination of employment or service with the Company of the holder, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and as set forth in the Agreement. Notwithstanding the foregoing, age and service requirements set forth in any individual Award Agreement will be inapplicable in jurisdictions where they are in conflict with implementation of the European Union Age Discrimination Directive.

(c) Continuation of Service as a Non-Employee Director. Unless otherwise set forth in the Agreement, a holder’s employment with the Company will not be deemed to have terminated for purposes of this Section 2.3 if the holder continues to provide services to the Company as a Non-Employee Director.

2.4 No Repricing. Notwithstanding anything in this Plan to the contrary and subject to Section 6.7, without the approval of the stockholders of the Company the Committee will not amend or replace any previously granted option or SAR in a transaction that constitutes a “repricing,” as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange. Further, except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Incentive Stock Options, Non-Qualified Stock Options or SARs or cancel outstanding Incentive Stock Options, Non-Qualified Stock Options or SARs in exchange for cash, other awards or Incentive Stock Options, Non-Qualified Stock Options or SARs with an exercise price that is less than the exercise price of the original Incentive Stock Options, Non-Qualified Stock Options or SARs without stockholder approval.

III. STOCK AWARDS

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons under Section 1.4 as may be selected by the Committee. The Agreement relating to the Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award, or Bonus Stock Award.

3.2 Terms of Stock Awards. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award, Restricted Stock Unit Award, or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award or Restricted Stock Unit Award shall be determined by the Committee and set forth in the individual award Agreement.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award or Restricted Stock Unit Award shall provide, in the manner determined by the Committee in its discretion, and subject to the provisions of this Plan, for the vesting, in whole or in part, of the shares of Common Stock subject to such award, in the case of a Restricted Stock Award, or the vesting of the Restricted Stock Unit Award itself, in the case of Restricted Stock Unit Award, (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period, and for the forfeiture of the shares of Common Stock subject to such award in the case of a Restricted Stock Award, or the forfeiture of the Restricted Stock Unit Award itself, in the case of a Restricted Stock Unit Award, (x) if specified Performance Measures are not satisfied or met during the specified Performance Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period.

Any equity-based awards other than ISOs, NQSOs, or SARs which vest on the basis of the Participant’s continued employment with the passage of time and/or provision of service to the Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any equity-based awards other than ISOs, NQSOs, or SARs which vest upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of any such equity-based awards other than ISOs, NQSOs, or SARs in the event of the Participant’s death, disability, or retirement, or a Change of Control.

Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 6.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

(e) Rights and Provisions Applicable to Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Restricted Stock Unit Award, the holder thereof shall not have any rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award, except to the extent that the Committee, in its sole discretion, may grant dividend equivalents on Restricted Stock Unit Awards as provided above. No shares of Common Stock and no certificates representing shares of Common Stock that are the subject to a Restricted Stock Unit Award shall be issued upon the grant of a Restricted Stock Unit Award. Instead, shares of Common Stock subject to Restricted Stock Unit Awards and the certificates representing such shares of Common Stock shall only be distributed at the time of settlement of such Restricted Stock Unit Awards in accordance with the terms and conditions of this Plan and the Agreement relating to such Restricted Stock Unit Award.

3.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any vesting, in whole or in part, or forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and as set forth in the Agreement. Notwithstanding the foregoing, age and service requirements set forth in any individual Award Agreement will be inapplicable in jurisdictions where they are in conflict with implementation of the European Union Age Discrimination Directive.

IV. PERFORMANCE SHARE AWARDS

4.1 Performance Share Awards. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons under Section 1.4 as may be selected by the Committee.

4.2 Terms of Performance Share Awards. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award and shall have rights as a stockholder of the Company in accordance with Section 6.10. Notwithstanding any other provision of the Plan to the contrary, payments of cash, shares of Common Stock, or any combination thereof to any Participant in respect of the settlement of any single Performance Share Award for any Performance Period shall not exceed seven million dollars, with respect to the cash payment for such award, and shall not exceed 300,000 shares of Common Stock, with respect to the Common Stock payment for such award.

4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Unit Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee

V. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

5.1 Eligibility. Each Non-Employee Director is eligible to receive awards consisting of restricted stock and/or grants of options to purchase shares of Common Stock in accordance with this Article V and pursuant to terms and conditions as established by the Committee as set forth in an individual agreement regarding each such award. All options granted under this Article V shall constitute Non-Qualified Stock Options.

5.2 Grants of Stock Options and/or Awards of Restricted Stock:

(a) Grant upon Initial Election. Current Non-Employee Directors as of October 30, 2006, and future Non-Employee Directors upon first election to the Board, shall be eligible for an award under this Plan, in such amount and form, and with such terms and conditions as determined by the Committee.

(b) Restrictions, Exercise Period and Exercisability. For each award granted under this Section 5.2, vesting and other terms, conditions and requirements, if any, shall be as determined by the Committee at the time of grant and as reflected in the Agreement, or as otherwise set forth in Section 5.5 and/or 5.6 below. Options granted under this Section 5.2 shall expire 10 years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Section 5.2 shall be exercisable in accordance with Section 2.1(c).

5.3 Termination of Service.

(a) General. All of the terms relating to the exercise or to the vesting, in whole or in part, or forfeiture and cancellation of such an option granted under Section 5.2 upon the holder ceasing to be a director of the Company, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and as set forth in the individual award Agreement. Notwithstanding the foregoing, age and service requirements set forth in any individual Award Agreement will be inapplicable in jurisdictions where they are in conflict with implementation of the European Union Age Discrimination Directive.

(b) Death Following Termination of Directorship. If the holder of an option granted under Section 5.2 dies during the period set forth in Section 5.3(a) following such holder’s ceasing to be a director of the Company by reason of disability, retirement, or any other reason, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of the holder’s death and may thereafter be exercised by such holder’s executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of the (i) a date which is a specific period, as set forth in the individual award agreement, after the date of death, if any such period is specified in the Agreement and (ii) the expiration date of the term of such option.

(c) Continuation of Service as an Employee. A holder’s directorship will not be deemed to have terminated for purposes of this Section 5.3 if the holder continues to provide services to the Company as an employee of the Company.

5.4 Other Plan Non-Employee Director Equity Awards.

(a) In addition to any award received under Section 5.2 of this Plan as set forth above, each Non-Employee Director shall be eligible for, and may from time to time be granted, an award under the Plan consisting of restricted stock and/or a grant of options to purchase shares of Common Stock in such amount as determined by the Committee. Each such award to a Non-Employee Director shall be awarded in accordance with this Article V and any additional terms and conditions made applicable by the Committee or by an individual agreement.

(b) Each Non-Employee Director may also from time to time elect, in accordance with procedures to be specified by the Committee and subject to approval of the Committee, to receive in lieu of all or part of a specified percentage of the cash retainer and any meeting fees that would otherwise be payable to such Non-Employee Director either (i) Restricted Stock or Restricted Stock Units under this Plan, if available, having the terms described in Section 5.5 (“Directors Restricted Stock”), using the Fair Market Value of Common Stock as of the election date, equal to the amount of the forgone retainer and meeting fees; or (ii) options under this Plan, if available, having the terms described in Section 5.6 (“Directors Options”) to purchase shares of Common Stock, using the Fair Market Value of Common Stock as of the election date, equal to the amount of the forgone retainer and meeting fees. Any election under this paragraph 5.4 shall be made under an appropriate election form and appropriate individual award agreement or agreements and shall have terms and conditions set forth in such agreement and as approved by the Committee.

(c) In addition to the foregoing, any Award to Non-Employee Directors of Restricted Stock, Restricted Stock Units or Options under this Plan which are not immediately vested may be deferred at vesting through an appropriate deferral election by the Director.

(d) Any election made under this Section must be made prior to the year in which such cash retainer and meeting fees are earned for purposes of elections under paragraph (b) above, or prior to the period of service applicable to the vesting of such award under paragraph (c) above in accordance with requirements under Section 409A of the Code, and any elections shall be deferred with such terms and conditions as specified in such election.

5.5 Directors Restricted Stock. Shares of Directors Restricted Stock shall be subject to a Restriction Period commencing on the date of grant of such award and terminating on the specified anniversary date of the date of grant of such award (as determined by the Committee in its discretion and as set forth in the Agreement), shall vest if the holder of such award remains continuously in the service of the Company as a Non-Employee Director during the Restriction Period and shall be forfeited if the holder of such award does not remain continuously in the service of the Company as a Non-Employee Director or employee of the Company during the Restriction Period. A certificate or certificates representing Directors Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such award shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d).

Notwithstanding the foregoing paragraph, if the service to the Company as a Non-Employee Director or employee of the Company of the holder of Directors Restricted Stock terminates or ceases to be a director or employee whether by reason of disability, retirement, death or any other reason, the termination of the Restriction Period shall be determined by the Committee as set forth in the individual award Agreement. Notwithstanding the foregoing, age and service requirements set forth in any individual Award Agreement will be inapplicable in jurisdictions where they are in conflict with implementation of the European Union Age Discrimination Directive.

5.6 Director’s Options. Each Director’s Option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Exercise Period and Exercisability. For each Director’s Option, such option shall be exercisable, and vesting and other requirements shall apply, if any, as shall be determined by the Committee at the time of grant. Each Director’s Option shall expire 10 years after its date of grant.

(b) Purchase Price. The purchase price for the shares of Common Stock subject to any Director’s Option shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Director’s Option. An exercisable Director’s Option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Director’s Options shall be exercisable in accordance with Section 2.1(c).

(c) Termination of Service. If the holder of a Director’s Option ceases to be a director of the Company by reason of whether by reason of disability, retirement, death or any other reason, the exercise of such option shall be determined by the Committee and as set forth in the individual award Agreement. Notwithstanding the foregoing, age and service requirements set forth in any individual Award Agreement will be inapplicable in jurisdictions where they are in conflict with implementation of the European Union Age Discrimination Directive.

If the holder of a Director’s Option dies during the period set forth in the first paragraph of this Section 5.6(c) following such holder’s ceasing to be a director of the Company by reason of disability, retirement, or any other reason, each such Director’s Option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of the holder’s death and may thereafter be exercised by such holder’s executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of the (i) a date which is a specific period, as set forth in the individual award agreement, after the date of death, if any such period is specified in the Agreement and (ii) the expiration date of the term of such option.

A holder’s directorship will not be deemed to have terminated for purposes of this Section 5.6 if the holder continues to provide services to the Company as an employee of the Company.

VI. GENERAL

6.1 Effective Date and Term of Plan. This Plan, as amended and restated, has been approved by the stockholders of the Company and is effective as of December 6, 2007. This Plan shall terminate on December 17, 2017, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

6.2 Amendments. The Committee may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 6.7), (b) effect any change inconsistent with Section 422 of the Code, (c) extend the term of this Plan or (d) reduce the minimum purchase price of a share of Common Stock subject to an option. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

Awards may be granted to Participants in jurisdictions outside the United States. To the extent necessary or advisable to comply with applicable local laws while concurrently aiming to achieve the purposes of the Plan, it may be determined by the Committee that the terms and conditions applicable to those awards granted to Participants outside the United States are different from those under the Plan.

6.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

6.4 Non-Transferability of Awards. Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Agreement relating to an award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

6.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company in the amount necessary to satisfy any such obligation, (B) except for Canadian employees, delivery (either actual delivery or by attestation procedures established by the Company) to the Company of shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an Incentive Stock Option or Non-Qualified Stock Option, a cash payment in the amount necessary to satisfy any such obligation by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

6.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

6.7 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the maximum number of shares of Common Stock with respect to which options, SARs, Stock Awards or Performance Share Awards or a combination thereof may be awarded during any calendar year to any one person, the maximum number of shares of Common Stock that may be issued pursuant to Awards in the form of Incentive Stock Options, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise price, if any, of such award.

6.8 Change in Control.

(a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARS shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share shall lapse, unless otherwise provided in the award Agreement and subject to the discretion of the Committee, (iv) the Performance Measures applicable to any outstanding award shall be deemed to be satisfied at the maximum level and (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

(2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

(b) “Change in Control” shall mean:

(1) the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of more than 50% of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 6.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of more than 50% of the Outstanding Common Stock or more than 50% of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(2) individuals who, as of the beginning of any consecutive 2-year period constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who subsequently becomes a director of the Company and whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(3) the consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, more than 50% of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4) the consummation of a plan of complete liquidation or dissolution of the Company.

(5) Notwithstanding the foregoing, a Change in Control under the Plan shall not be deemed to have occurred as a result of the implementation of the Sixth Amended Joint Plan of Reorganization for Owens Corning and Its Affiliated Debtors and Debtors-In-Possession (As Modified), which was confirmed by the United States Bankruptcy Court for the District of Delaware on September 26, 2006, or any restructuring of the Company associated with the implementation of the Plan of Reorganization.

6.9 No Right of Participation or Employment. No person shall have any right to participate in this Plan. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

6.10 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

6.11 Stock Certificates. To the extent that this Plan provides for issuance of certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of the New York Stock Exchange.

6.12 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

Annex B

DIRECTOR QUALIFICATION STANDARDS

For a Company director to be considered independent under New York Stock Exchange rules (the “Rules”), the Board of Directors must determine that such director does not have any direct or indirect material relationship with the Company other than as a director. The Board has established these Director Qualification Standards to assist it in determining director independence in accordance with the Rules. The Board will consider relevant facts and circumstances in making an independence determination.

a.	A director will not be considered independent if:

(i)	the director is, or has been within the last three years, employed by the Company;

(ii)	an immediate family member of the director is, or has been within the last three years, employed by the Company as an executive officer;

(iii)	the director has received, or an immediate family member of the director has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service;

(iv)	(A) the director or an immediate family member is a current partner of the firm that is the Company’s internal or external auditor;

(B)	the director is a current employee of such firm;

(C)	the director has an immediate family member who is a current employee of such firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or

(D)	the director or an immediate family member of the director was within the last three years (but is no longer) a partner or employee of such firm and personally worked on the Company’s audit within that time;

(v)	the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or

(vi)	the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or two percent of such other company’s consolidated gross revenues.

b.	The following commercial or charitable relationships will not be considered to be material relationships that would impair a director’s independence:

(i)	if a Company director or an immediate family member is employed (including as an executive officer) by another company that has made payments to, or received payments from, the Company for property or services in an amount which, in each of the last three fiscal years, has not exceeded the greater of $1,000,000 or one percent of such other company’s consolidated gross revenues;

(ii)	if a Company director or an immediate family member is employed (including as an executive officer) by another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other at the end of the last completed fiscal year is less than one percent of the total consolidated assets of such other company; and

(iii)	if a Company director or an immediate family member of a Company director serves as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to the organization are less than one percent of that organization’s total annual charitable receipts during its last completed fiscal year.

c.	For relationships not covered by the guidelines in subsection (b) above, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the independence guidelines set forth in subsections (a) and (b) above. The Board may determine that a director who has a relationship that exceeds the limits described in subsection (b) above (to the extent that any such relationship would not constitute a bar to independence under the Rules) is nonetheless independent.

OWENS CORNING WORLD HEADQUARTERS

ONE OWENS CORNING PARKWAY

TOLEDO, OHIO, U.S.A. 43659

ANNUAL MEETING OF STOCKHOLDERS OF

OWENS CORNING

Thursday, December 6, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Standard Time the day before the meeting date.

ê  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet  ê

■ 20533000000000001000 3 120607
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1 Election of Directors:		NOMINEES:			2. Approval of the Amended and Restated Owens Corning 2006 Stock Plan	☐	☐	☐
☐	FOR ALL NOMINEES	m m	Ralph F. Hake F. Philip Handy		3. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2008	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m m	Marc Sole Michael H. Thaman Daniel K.K Tseung
☐	FOR ALL EXCEPT (See instructions below)				4. The proxies are authorized to vote, at their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments or postponement of the Annual Meeting

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

MARK ‘X’ HERE IF YOU PLAN TO ATTEND THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation please sign full corporate name by duly authorized officer giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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☐	■

OWENS CORNING

ONE OWENS CORNING PARKWAY

TOLEDO, OHIO 43659

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Landon Hilliard, W. Ann Reynolds and Michael H. Thaman as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Owens Corning held of record by the undersigned on October 9, 2007, at the Annual Meeting of Stockholders to be held at Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, on December 6, 2007 or any adjournment or postponement thereof.

This Proxy when properly authorized will be voted in the manner directed by the undersigned stockholder(s). If no direction is made, this Proxy will be voted FOR the nominees named in Proposal 1 and FOR Proposals 2 and 3. Whether or not direction is made, each of the Proxies is authorized to vote in his or her discretion on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

■	14475	■

ANNUAL MEETING OF STOCKHOLDERS OF

OWENS CORNING

Thursday, December 6, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê   Please detach along perforated line and mail in the envelope provided  ê

    ■    20533000000000001000    3                                                                                                  120607

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1 Election of Directors:		NOMINEES:			2. Approval of the Amended and Restated Owens Corning 2006 Stock Plan	☐	☐	☐
☐	FOR ALL NOMINEES	m m	Ralph F. Hake F. Philip Handy		3. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2008	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m m	Marc Sole Michael H. Thaman Daniel K K Tseung
☐	FOR ALL EXCEPT (See instructions below)				4. The proxies are authorized to vote, at their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments or postponement of the Annual Meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

MARK ‘X’ HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation please sign full corporate name by duly authorized officer giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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